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                                                                   EXHIBIT 10.27




                            CLIFFS DRILLING COMPANY


                                  SAVINGS PLAN

               (As Amended and Restated Effective June 21, 1988)
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                               TABLE OF CONTENTS


ARTICLE 1 - DEFINITIONS

         1.1  Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2  Active Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.3  Actual Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.4  Actual Contribution Percentage Test . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.5  Actual Contribution Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.6  Actual Deferral Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.7  Actual Deferral Percentage Test . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.8  Actual Deferral Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.9  Additional Salary Deferral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.10  Additional Salary Deferral Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.11  Additional Salary Deferral Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.12  Adjusted Beginning Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.13  Affiliated Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.14  Aggregation Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.15  Allocation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.16  Allocation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.17  Annual Addition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.18  Annual Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.19  Annuity Starting Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.20  Applicable Life Expectancy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.21  Approved Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.22  Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.23  Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.24  Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.25  Considered Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.26  Defined Benefit Fraction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.27  Defined Contribution Fraction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.28  Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.29  Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.30  Discretionary Employer Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.31  Discretionary Employer Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.32  Distribution Calendar Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.33  Early Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.34  Early Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.35  Earned Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.36  Elective Deferral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.37  Eligible Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.38  Eligible Retirement Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.39  Eligible Rollover Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.40  Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.41  Employee Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.42  Employee Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.43  Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.44  Employer Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.45  Employer Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

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
         1.46  Employer Matching Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.47  Employer Matching Contribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.48  Employment Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.49  Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.50  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.51  Excess Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.52  Excess Deferral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.53  Excess 401(k) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.54  Excess 401(m) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.55  Family Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.56  Five Percent Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.57  Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.58  Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.59  Hour of Covered Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.60  Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.61  Individual Medical Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.62  Investment Gain or Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.63  Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.64  Leased Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.65  Leasing Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.66  Life Only Annuity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.67  Limitation Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.68  Maximum Permissible Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.69  Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.70  Non-Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.71  Non-Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.72  Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.73  Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.74  OBRA '93 Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.75  Parental Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.76  Period of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.77  Period of Severance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.78  Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.79  Plan Document  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.80  Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.81  Projected Annual Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.82  Qualified Domestic Relations Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.83  Qualified Joint and Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.84  Qualified Military Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.85  Qualified Preretirement Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.86  Reemployment Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.87  Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.88  Required Beginning Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.89  Required Salary Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.90  Required Salary Deferral Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.91  Required Salary Deferral Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.92  Responsible Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.93  Restoration Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.94  Restricted Discretionary Employer Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.95  Restricted Discretionary Employer Contribution Account . . . . . . . . . . . . . . . . . . . . . . . .  13
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
         1.96  Restricted Employer Matching Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.97  Restricted Employer Matching Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.98  Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.99  Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.100  Rollover Contribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.101  Salary Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.102  Salary Deferral Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.103  Salary Deferral Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.104  Section 401(a)(17) Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.105  Section 401(a)(17) Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.106  Section 401(k) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.107  Section 401(k) Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.108  Section 401(m) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.109  Section 415 Transition Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.110  Self-Employed Individual  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.111  Separation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.112  Severance from Service Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.113  Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.114  Top-Heavy Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.115  Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.116  Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.117  Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.118  Valuation Calendar Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.119  Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.120  Valuation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.121  Welfare Benefit Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.122  Year of Eligibility Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.123  Year of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.124  Year of Vesting Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 2 - SERVICE

         2.1  Years of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.2  Period of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.3  Period of Severance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.4  Employment Commencement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.5  Reemployment Commencement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.6  Severance from Service Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.7  Parental Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.8  Approved Leave of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.9  Hour of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.10  Service Excluded for All Purposes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.11  Service Excluded for Vesting Purposes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.12  Service Credit for Other Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.13  Service Credit for Leased Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.14  Service Credit Required under Federal Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.15  Service Prior to Amendment and Restatement of Plan . . . . . . . . . . . . . . . . . . . . . . . . . .  18

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
ARTICLE 3 - PARTICIPATION

         3.1  Commencement of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.2  Cessation of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.3  Recommencement of Participation by Former Members . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.4  Frozen Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE 4 - EMPLOYEE CONTRIBUTIONS

         4.1  Employee Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.2  Actual Contribution Percentage Test . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.3  Actual Contribution Percentage Fail Safe Provision  . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.4  Special Actual Contribution Percentage Rules For Family Members . . . . . . . . . . . . . . . . . . . .  21
         4.5  Distributions of Income Allocable to Excess 401(m) Contributions  . . . . . . . . . . . . . . . . . . .  21
         4.6  Rollover Contributions and Plan-to-Plan Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE 5 - EMPLOYER CONTRIBUTIONS

         5.1  Salary Deferral Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.2  Salary Deferral Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.3  Employer Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.4  Discretionary Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.5  Restricted Discretionary Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.6  Restricted Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.7  Restoration Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.8  Limitation upon Salary Deferral Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.9  Correction of Excess Deferrals During Taxable Year  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.10  Correction of Excess Deferrals After Taxable Year  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.11  Actual Deferral Percentage Test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.12  Actual Deferral Percentage Fail Safe Provision . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.13  Special Actual Deferral Percentage Rules For Family Members  . . . . . . . . . . . . . . . . . . . . .  24
         5.14  Distributions of Income Allocable to Excess 401(k) Contributions . . . . . . . . . . . . . . . . . . .  25
         5.15  Additional Required Test if Alternative Compliance is Used . . . . . . . . . . . . . . . . . . . . . .  25
         5.16  Treatment of Correcting Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.17  Nondeductible Contributions Prohibited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.18  Form of Payment of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.19  Deadline for Payment of Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE 6 - ALLOCATIONS

         6.1  Information Statements from Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.2  Allocation of Salary Deferral Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.3  Allocation of Employer Matching Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.4  Allocation of Discretionary Employer Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.5  Allocation of Restricted Employer Matching Contribution . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.6  Allocation of Restricted Discretionary Employer Contribution  . . . . . . . . . . . . . . . . . . . . .  27
         6.7  Allocation of Investment Gain or Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.8  Interim Valuation of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.9  Allocations Attributable to Directed Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.10  Allocation of Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.11  Restoration of Forfeited Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.12  Effective Date of Allocations and Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.13  No Vesting Unless Otherwise Prescribed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 7 - LIMITATIONS ON ALLOCATIONS

         7.1  Basic Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.2  Estimation of Maximum Permissible Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.3  Attribution of Excess Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.4  Disposition of Excess Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.5  Members Participating in Qualified Defined Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE 8 - TOP-HEAVY PROVISIONS

         8.1  Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.2  Top-Heavy Test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.3  Vesting if Plan Becomes Top-Heavy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.4  Minimum Contribution if Plan Becomes Top-Heavy  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         8.5  Disregard of Government Programs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         8.6  Coverage Under Defined Contribution and Defined Benefit Top-Heavy Plans . . . . . . . . . . . . . . . .  33
         8.7  Adjustment of Section 415 Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

ARTICLE 9 - BENEFITS AND EVENTS ENTITLING MEMBERS TO DISTRIBUTION OF BENEFITS

         9.1  Death, Retirement, or Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         9.2  Severance Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         9.3  Forfeiture upon Break in Service or Payment of Severance Benefit  . . . . . . . . . . . . . . . . . . .  34
         9.4  Time for Determining Account Balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         9.5  Withdrawal of Employee Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         9.6  Accounting for Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         9.7  Receipt of Domestic Relations Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         9.8  Employee Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         9.9  Withdrawal for Financial Hardship . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE 10 - DISTRIBUTION OF BENEFITS

         10.1  Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity  . . . . . . . . . .  39
         10.2  Distribution Methods Available . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         10.3  Pre-1984 Distribution Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         10.4  Death of Joint Annuitant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.5  Choice of Distribution Methods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.6  Single Sum Payment of Small Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.7  Time of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         10.8  Member Consent to Early Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         10.9  Compliance with Statutory Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         10.10  Direct Transfer of Eligible Rollover Distribution . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         10.11  Qualified Domestic Relations Orders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         10.12  Distributions to Disabled . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         10.13  Designation of Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         10.14  No Duplication of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

         10.15  Missing Distributees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         10.16  Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         10.17  Claims Appeal Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE 11 - COMMITTEE

         11.1  Appointment, Term, Resignation, and Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         11.2  Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         11.3  Member-Directed Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.4  Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.5  Quorum and Majority Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.6  Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.7  Disqualification of Committee Members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.8  Disclosure to Members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.9  Standard of Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         11.10  Liability of Committee and Liability Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.11  Indemnification of Committee Members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.12  Bonding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.13  Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.14  Persons Serving in Dual Fiduciary Roles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.15  Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.16  Named Fiduciary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         11.17  Standard of Judicial Review of Committee Actions  . . . . . . . . . . . . . . . . . . . . . . . . . .  52

ARTICLE 12 - ADOPTION OF PLAN BY OTHER EMPLOYERS

         12.1  Adoption Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         12.2  No Joint Venture Implied . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         12.3  All Trust Assets Available to Pay All Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         12.4  Qualification a Condition Precedent to Participation . . . . . . . . . . . . . . . . . . . . . . . . .  53

ARTICLE 13 - AMENDMENT AND TERMINATION

         13.1  Sponsor's Right to Amend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         13.2  Limitations on Right to Amend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         13.3  Retroactive Amendments to Meet Labor or Tax Requirements . . . . . . . . . . . . . . . . . . . . . . .  54
         13.4  Employer's Right to Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         13.5  Vesting upon Termination, Partial Termination, and Discontinuance of Employer Contributions  . . . . .  55
         13.6  Plan Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         13.7  Transition Rules for Amended and Restated Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

ARTICLE 14 - MISCELLANEOUS

         14.1  No Reversionary Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         14.2  Plan Does Not Constitute an Employment Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         14.3  Benefits Provided Solely by Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         14.4  Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         14.5  Form of Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         14.6  Governing Laws; Parties to Legal Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

         14.7  Plan Document Controlling  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         14.8  Severability of Clauses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         14.9  Cross References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                            CLIFFS DRILLING COMPANY

                                  SAVINGS PLAN


         THIS AGREEMENT by Cliffs Drilling Company, a Delaware corporation (the "Sponsor"),

                              W I T N E S S E T H:

         WHEREAS, the Sponsor previously adopted the plan known as "The Cliffs Drilling Company 401(k) Savings Plan" (the "Plan");

         WHEREAS, the Sponsor reserved the right to amend the Plan from time to time;

         WHEREAS, it has been determined that the Plan should be completely amended and restated to comply with the requirements of the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974, and all other applicable laws, as currently in effect;

         WHEREAS, the Sponsor has adopted concurrently herewith the Cliffs Drilling Company Savings Trust as an amendment and restatement of the trust provisions related to the Plan; and

         WHEREAS, the Plan, as amended and restated, is intended to be a profit sharing plan which is qualified under Section 401(a) and meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, the Sponsor hereby adopts the plan hereinafter set forth as a complete amendment and restatement of the Plan.


                                   ARTICLE 1
                                  DEFINITIONS


         The terms defined in this Article shall have the meanings attributed to them unless the context obviously requires another meaning:

         1.1 ACCOUNT. "Account" shall mean any of the ledger accounts pertaining to a Member that are maintained by the Committee to reflect the Member's interest in the Trust Fund. The Committee shall establish the Accounts specifically described in the Plan and any additional Accounts that the Committee considers to be necessary in order to reflect the entire interest of the Member in the Trust Fund. Each of the Accounts shall reflect any contributions, forfeitures, and Investment Gain or Loss allocable to the Account.

         1.2  ACTIVE MEMBER.  "Active Member" shall mean a Member who
(i) is a member of the Eligible Class on the last day of the Plan Year, or (ii) incurs a Separation because of death, Retirement, or Disability during the Plan Year.

         1.3 ACTUAL CONTRIBUTION PERCENTAGE. "Actual Contribution Percentage" shall mean, for a specified group of Employees for a Plan Year, the average of the Actual Contribution Ratios of eligible Employees in the group for that Plan Year, calculated to the nearest hundredth of a percentage point.

         1.4 ACTUAL CONTRIBUTION PERCENTAGE TEST. "Actual Contribution Percentage Test" shall mean the test set forth in Section 4.2.

         1.5 ACTUAL CONTRIBUTION RATIO. "Actual Contribution Ratio" shall mean the ratio of an Employee's Section 401(m) Contributions for a Plan Year to the Employee's Annual Compensation for such Plan Year, calculated to the nearest hundredth of a percentage point. For purposes of determining an Employee's Actual Contribution Ratio, Annual Compensation shall include only compensation earned during that portion of the Plan Year that the Employee was eligible to participate in the Plan.

         1.6 ACTUAL DEFERRAL PERCENTAGE. "Actual Deferral Percentage" shall mean, for a specified group of Employees for a Plan Year, the average of the Actual Deferral Ratios of eligible Employees in the group for that Plan Year, calculated to the nearest hundredth of a percentage point.

         1.7 ACTUAL DEFERRAL PERCENTAGE TEST. "Actual Deferral Percentage Test" shall mean the test set forth in Section 5.11.

         1.8 ACTUAL DEFERRAL RATIO. "Actual Deferral Ratio" shall mean the ratio of an Employee's Section 401(k) Contributions for a Plan Year to the Employee's Annual Compensation for such Plan Year, calculated to the nearest hundredth of a percentage point. For purposes of determining an Employee's Actual Deferral Ratio, Annual Compensation shall include only compensation earned during that portion of the Plan Year that the Employee was eligible to participate in the Plan.

         1.9 ADDITIONAL SALARY DEFERRAL. "Additional Salary Deferral" shall mean that portion of the Member's Salary Deferral designated as such pursuant to the provisions of Section 5.1, if any.

         1.10 ADDITIONAL SALARY DEFERRAL CONTRIBUTION. "Additional Salary Deferral Contribution" shall mean that portion of the Employer's contribution made pursuant to the provisions of Section 5.2 that is attributable to the Members' Additional Salary Deferrals, if any.

         1.11 ADDITIONAL SALARY DEFERRAL CONTRIBUTION ACCOUNT. "Additional Salary Deferral Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any portion of the Additional Salary Deferral Contributions allocated to the Member and any Investment Gain or Loss attributable to such contributions.

         1.12 ADJUSTED BEGINNING BALANCE. "Adjusted Beginning Balance" shall mean the balance of an Account as of the last Valuation Date preceding the current Valuation Period, reduced by the amount of any distributions allocable to that Account made during the current Valuation Period. If the Valuation Period is longer than one month, the balance of an Account as of the last Valuation Date preceding the current Valuation Period shall be increased by one half of any amounts allocated thereto during the Valuation Period.

         1.13 AFFILIATED EMPLOYER. "Affiliated Employer" shall mean the Employer and any other business organization required to be aggregated with the Employer under Sections 414(b), 414(c), 414(m), or 414(o) of the Code. In determining whether a business organization is an Affiliated Employer for purposes of Section 415 of the Code and any provisions of the Plan relating to
Section 415 of the Code, the
modification required under Section 415(h) of the Code shall be given effect in applying Sections 414(b) and 414(c) of the Code.

         1.14 AGGREGATION GROUP. "Aggregation Group" shall mean (i) each plan of any Affiliated Employer in which a Key Employee is a participant and (ii) each other plan of any Affiliated Employer which enables any plan described in clause (i) of this sentence to meet the requirements of either Section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation Group as being a part of the group if the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with that plan being taken into account.

         1.15 ALLOCATION DATE. "Allocation Date" shall mean the last day of each calendar quarter.

         1.16 ALLOCATION PERIOD. "Allocation Period" shall mean the period beginning on the day following an Allocation Date (or on the first day of the first Plan Year, in the case of the first Allocation Period) and ending on the immediately succeeding Allocation Date.

         1.17 ANNUAL ADDITION. "Annual Addition" shall mean the sum of the following amounts for the Limitation Year: (i) employer contributions; (ii) employee contributions; (iii) forfeitures; (iv) amounts allocated after March 31, 1984, to an Individual Medical Account; (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee under a Welfare Benefit Fund; and (vi) any Excess Amount applied in the Limitation Year to reduce Employer Contributions.

         1.18 ANNUAL COMPENSATION. "Annual Compensation" shall mean all wages, salaries, fees for professional services, and other amounts received during a Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Affiliated Employer to the extent that the amounts are includable in gross income for federal income tax purposes. "Annual Compensation" includes, but is not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Reg. Section 1.62-2(c)). In the case of an Employee who is an employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, "Annual Compensation" includes such Employee's Earned Income. "Annual Compensation" also includes amounts includable in income that are described in Sections 104(a)(3), 105(a), and 105(h) of the Code; amounts paid or reimbursed by an Affiliated Employer for moving expenses to the extent that at the time of payment it is reasonable to believe that such amounts are not deductible by the Employee under Section 217 of the Code; the value of a nonqualified stock option to the extent the value of the option is includable in income in the year of grant; and the amount includable in income upon making an election under Section 83(b) of the Code. "Annual Compensation" includes foreign earned income (as defined in Section 911(b) of the Code), whether or not excludable from gross income under Section 911 of the Code. "Annual Compensation" shall be determined without regard to the exclusions from gross income in Sections 931 and 933 of the Code. "Annual Compensation" excludes the following:

                 (a) contributions to a plan of deferred compensation to the extent that, before the application of the limitation of Section 415 of the Code to that plan, the contributions are not included in the Employee's gross income for the taxable year in which contributed, contributions to a simplified employee pension plan to the extent the contributions are deductible by the Employee, and any distributions from a plan of deferred compensation;

                 (b) amounts realized from the exercise of a nonqualified stock option and the value of restricted stock or property held by the Employee when it becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (c) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                 (d) other amounts that receive special tax benefits, such as premiums for group term life insurance (to the extent premiums are excludable from income) and contributions (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

For the purpose of determining whether a person is a Highly Compensated Employee or a Key Employee and minimum contributions under Section 8.4, "Annual Compensation" also includes elective contributions under a cafeteria plan described in Section 125 of the Code and elective contributions to any plan qualified under Sections 401(k), 408(k), or 403(b) of the Code. Notwithstanding the preceding provisions of this Section, amounts in excess of the Section 401(a)(17) Limitation for the Limitation Year or Plan Year with respect to which Annual Compensation is being determined shall be disregarded.

         1.19 ANNUITY STARTING DATE. "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

         1.20 APPLICABLE LIFE EXPECTANCY. "Applicable Life Expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Member (or Beneficiary) as of the Member's (or Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The "applicable calendar year" shall be the first Distribution Calendar Year, and if life expectancy is being recalculated each succeeding calendar year.

         1.21 APPROVED LEAVE OF ABSENCE. "Approved Leave of Absence" shall mean an unpaid absence from work pursuant to and in accordance with the Employer's policies and procedures regarding leaves of absence.

         1.22 BENEFICIARY. "Beneficiary" shall mean any person(s), trust(s), or other entity(ies), including the Member's estate, entitled to receive the benefits payable hereunder upon the Member's death.

         1.23 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.24 COMMITTEE. "Committee" shall mean the committee appointed by the Sponsor to administer the Plan.

         1.25 CONSIDERED COMPENSATION. "Considered Compensation" shall mean the total cash remuneration paid to an Employee by the Employer for personal services as reported on the Employee's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), modified to include all of the following types of elective contributions and all of the following types of deferred compensation: (i) elective contributions that are not includable in gross income under Sections 125 (relating to cafeteria plans), 402(a)(8) prior to January 1, 1993, or 402(e)(3) after December 31, 1992 (relating to
Section 401(k) plans), 402(h) (relating to simplified employee pensions), and 403(b) (relating to certain annuity contracts) of the Code; (ii) compensation deferred under an eligible deferred compensation plan within the meaning of Section 457(b) of the Code; and (iii) employee contributions (under governmental plans) described in
Section 414(h)(2) of the Code that are picked up by the employing unit and thus are treated as employer contributions. However, "Considered Compensation" shall not include bonuses, any extraordinary severance payments such as accrued vacation or sick pay, special payments such as moving expenses, and benefits provided under any Employer sponsored employee benefit program.

         Notwithstanding the preceding provisions of this Section, amounts in excess of the Section 401(a)(17) Limitation for the Plan Year with respect to which Considered Compensation is being determined shall be disregarded. Considered Compensation shall include all remuneration for the entire Plan Year (regardless of whether the Employee is a Member during the entire Plan Year).

         1.26 DEFINED BENEFIT FRACTION. "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by any Affiliated Employer; and the denominator of which is the lesser of 125 percent of the dollar limitation in effect for the Limitation Year under Section 415(b)(1)(A) of the Code or 140 percent of the Member's average compensation for the period of consecutive calendar years (not more than three) during which the Member both was an active Member and had the greatest aggregate Annual Compensation from the Affiliated Employers, taking into account any adjustments required under Section 415(b) of the Code. Notwithstanding the immediately preceding sentence, the Defined Benefit Fraction shall be the fraction determined under the Section 415 Transition Rules, if applicable.

         1.27 DEFINED CONTRIBUTION FRACTION. "Defined Contribution Fraction" shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Member's account under all the defined contribution plans (whether or not terminated) maintained by any Affiliated Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Member's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by any Affiliated Employer, and the Annual Additions attributable to all Welfare Benefit Funds and Individual Medical Accounts), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with any Affiliated Employer (regardless of whether a defined contribution plan was maintained by any Affiliated Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Member's Annual Compensation for such year. Notwithstanding the preceding sentence, the Defined Contribution Fraction shall be the fraction determined under the Section 415 Transition Rules, if applicable.

         1.28 DETERMINATION DATE. "Determination Date" shall mean, for a given Plan Year, the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of that Plan Year.

         1.29 DISABILITY. "Disability" shall mean the Member has incurred a physical or mental incapacity that, in the opinion of a physician approved by the Committee, will permanently prevent him from performing the usual duties of employment and earning a reasonable livelihood with the Employer.

         1.30 DISCRETIONARY EMPLOYER CONTRIBUTION. "Discretionary Employer Contribution" shall mean the Employer's contribution made pursuant to the provisions of Section 5.4, if any.

         1.31 DISCRETIONARY EMPLOYER CONTRIBUTION ACCOUNT. "Discretionary Employer Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any portion of the Discretionary Employer Contributions and forfeitures allocated to the Member and any Investment Gain or Loss attributable to such contributions and forfeitures.

         1.32 DISTRIBUTION CALENDAR YEAR. "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.9(c).

         1.33 EARLY RETIREMENT AGE. "Early Retirement Age" shall mean the later of (i) the age of 55 years, or (ii) the Member's age upon completion of five Years of Vesting Service.

         1.34 EARLY RETIREMENT DATE. "Early Retirement Date" shall mean the first day of the month coincident with or next following the Member's Separation (i) after his attainment of Early Retirement Age and (ii) prior to his Normal Retirement Date.

         1.35 EARNED INCOME. "Earned Income" shall mean the net earnings from self-employment, as defined in Section 1402(a) of the Code, derived from the trade or business with respect to which the Plan is established and in which personal services of the individual are a material income-producing factor. Earned Income shall be computed without regard to items that are not included in gross income for United States income tax purposes and the deductions properly allocable to or chargeable against such items, but with regard to the deductions allowed the individual under Section 404 of the Code for contributions to a qualified plan, which contributions shall reduce Earned Income to the extent they are deductible. Net earnings from self-employment shall be determined with regard to the deduction allowed to the individual by
Section 164(f) of the Code for taxable years beginning after December 31, 1989.

         1.36 ELECTIVE DEFERRAL. "Elective Deferral" shall mean the aggregate amount deferred on behalf of a Member during any taxable year under plans or arrangements described in Sections 401(k), 403(b), 408(k), and 501(c)(18) of the Code.

         1.37 ELIGIBLE CLASS. "Eligible Class" shall mean all Employees who are employed by the Employer, regardless of employment classification, other than Employees who are (i) Leased Employees, (ii) included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer, if retirement benefits were the subject of good faith bargaining between the Employees' representative and the Employer and the agreement does not require the Employer to include such Employees in the Plan, or (iii) nonresident aliens who receive no Earned Income from sources within the United States. For purposes of this Section, an "Employees' representative" does not include any organization more than one-half the members of which are Employees who are owners, officers, or executives of the Employer.

         1.38  ELIGIBLE RETIREMENT PLAN.  "Eligible Retirement Plan" shall mean
(i) an individual retirement account described in Section 408(a) of the Code,
(ii) an individual retirement annuity described in Section 408(b) (other than an endowment contract), (iii) an employees' trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code, provided that it is a defined contribution plan that permits the acceptance of rollover contributions, and (iv) an annuity plan described in Section 403(a) of the Code.

         1.39 ELIGIBLE ROLLOVER DISTRIBUTION. "Eligible Rollover Distribution" shall mean any distribution to a Member of all or any portion of the Member's interest in the Plan; except that such term shall not include (i) any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (a) for the life (or life expectancy) of the Member or the joint lives (or joint life expectancies) of the Member and the Member's Beneficiary, or (b) for a specified period of ten years or more, and (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code.

         1.40 EMPLOYEE. "Employee" shall mean an individual who is (i) a common law employee of an Affiliated Employer, including officers and directors who are common-law employees, (ii) a Self-Employed Individual who derives Earned Income from an Affiliated Employer, or (iii) a Leased Employee with respect to an Affiliated Employer.

         1.41 EMPLOYEE CONTRIBUTION. "Employee Contribution" shall mean the Member's contribution made pursuant to the provisions of Section 4.1.

         1.42 EMPLOYEE CONTRIBUTION ACCOUNT. "Employee Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any Employee Contributions made by the Member and any Investment Gain or Loss attributable to such contributions.

         1.43 EMPLOYER. "Employer" shall mean the Sponsor and any other business organization that has adopted this Plan.

         1.44 EMPLOYER CONTRIBUTION. "Employer Contribution" shall mean the aggregate of the Employer's Salary Deferral Contribution, Employer Matching Contribution, Discretionary Employer Contribution, Restricted Employer Matching Contribution, Restricted Discretionary Employer Contribution, and Restoration Contribution.

         1.45 EMPLOYER CONTRIBUTION ACCOUNT. "Employer Contribution Account" shall mean (i) either the Member's Required Salary Deferral Contribution Account, Additional Salary Deferral Contribution Account, Employer Matching Contribution Account, Discretionary Employer Contribution Account, Restricted Employer Matching Contribution Account, or Restricted Discretionary Employer Contribution Account; or (ii) all such Accounts.

         1.46 EMPLOYER MATCHING CONTRIBUTION. "Employer Matching Contribution" shall mean the Employer's contribution made pursuant to the provisions of Section 5.3, if any.

         1.47 EMPLOYER MATCHING CONTRIBUTION ACCOUNT. "Employer Matching Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any portion of the Employer Matching Contributions and forfeitures allocated to the Member and any Investment Gain or Loss attributable to such contributions and forfeitures.

         1.48 EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" shall mean the date specified in Section 2.4.

         1.49 ENTRY DATE. "Entry Date" shall mean the first day of each calendar quarter.

         1.50 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.51 EXCESS AMOUNT. "Excess Amount" shall mean the excess of the Annual Additions credited to the Member's Account for the Limitation Year over the Maximum Permissible Amount.

         1.52 EXCESS DEFERRAL. "Excess Deferral" shall mean the excess of the amounts deferred on behalf of the Member under plans or arrangements described in Sections 401(k), 403(b), 408(k), 457, or 501(c)(18) of the Code during the Member's taxable year over the dollar limitation in effect under Section 402(g) of the Code for such taxable year.

         1.53 EXCESS 401(k) CONTRIBUTIONS. "Excess 401(k) Contributions" shall mean, with respect to any Highly Compensated Employee for any Plan Year, the amount (if any) by which such Employee's share of the Salary Deferral Contributions must be reduced for the Employee's Actual Deferral Ratio to equal the highest permitted Actual Deferral Ratio under the Plan. To calculate the highest permitted Actual Deferral Ratio under the Plan, the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio shall be reduced by the amount required to cause such Employee's Actual Deferral Ratio to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Deferral Percentage Test, only such lesser reduction shall be made. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage Test. The highest Actual Deferral Ratio remaining under the Plan after leveling is the highest permitted Actual Deferral Ratio.

         1.54 EXCESS 401(m) CONTRIBUTIONS. "Excess 401(m) Contributions" shall mean, with respect to any Highly Compensated Employee for any Plan Year, the amount (if any) by which such Employee's Employee Contributions and his share of Employer Matching Contributions must be reduced for the Employee's Actual Contribution Ratio to equal the highest permitted Actual Contribution Ratio under the Plan. To calculate the highest permitted Actual Contribution Ratio under the Plan, the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio shall be reduced by the amount required to cause such Employee's Actual Contribution Ratio to equal the ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Contribution Percentage Test, only such lesser reduction shall be made. This process shall be repeated until the Plan satisfies the Actual Contribution Percentage Test. The highest Actual Contribution Ratio remaining under the Plan after levelling is the highest permitted Actual Contribution Ratio. For each Highly Compensated Employee, the amount of Excess 401(m) Contributions for a Plan Year is equal to the total contributions taken into account in determining the Employee's Actual Contribution Ratio, minus the amount determined by multiplying the Employee's Actual Contribution Ratio (determined after application of the preceding provisions of this Section) by the compensation used in determining the ratio.

         1.55 FAMILY MEMBER. "Family Member" shall mean the spouse and lineal ascendants or descendants and the spouses of those lineal ascendants or descendants of a Five Percent Owner or of a Highly Compensated Employee who is one of the 10 employees receiving the greatest Annual Compensation from the Affiliated Employers during the Plan Year.

         1.56 FIVE PERCENT OWNER. "Five Percent Owner" shall mean an Employee who is a 5-percent owner as defined in Section 416(i) of the Code at any time during the Plan Year ending with or within the calendar year in which such Employee attains age 66 1/2 or any subsequent Plan Year.

         1.57 FUND. "Fund" shall mean any of the investment funds established under the Trust Agreement.

         1.58 HIGHLY COMPENSATED EMPLOYEE. "Highly Compensated Employee" shall mean a highly compensated employee within the meaning of Section 414(q) of the Code, including an Employee who, during the Plan Year or the preceding Plan Year, (i) was at any time a Five Percent Owner, (ii) received Annual Compensation in excess of the amount in effect under Section 414(q)(1)(B) of the Code for the Plan

Year, (iii) received Annual Compensation in excess of the amount in effect under Section 414(q)(1)(C) of the Code for the Plan Year and was in the 20 percent of Employees of the Affiliated Employers who were the highest paid for the Plan Year, or (iv) was at any time an officer and received Annual Compensation in excess of 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code. An Employee who is not described in clause (ii),
(iii), or (iv) of the immediately preceding sentence with respect to the preceding Plan Year (without regard to this sentence) shall not be treated as described in clause (ii), (iii), or (iv) of the immediately preceding sentence unless such Employee is a member of the group consisting of the 100 Employees paid the greatest compensation during the Plan Year for which the determination is being made. For purposes of this Section, no more than 50 Employees or, if lesser, the greater of three Employees or 10 percent of the Employees shall be treated as officers.

         Notwithstanding the preceding provisions of this Section, if the Employer maintained significant business activities (and employed Employees) in at least two significantly separate geographic areas at all times during a Plan Year, such Employer may elect that in determining whether an Employee is a Highly Compensated Employee for such Plan Year, (i) $50,000 shall be substituted for $75,000 in applying Section 414(q)(1)(B) of the Code; and (ii) clause (iii) of the first sentence of this Section shall not apply.

         A former Employee shall be treated as a Highly Compensated Employee if such former Employee separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a family member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of Annual Compensation paid by the Employer during such year, then the family member and the Five Percent Owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and Five Percent Owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and Five Percent Owner or top-ten Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         1.59 HOUR OF COVERED SERVICE. "Hour of Covered Service" shall mean an Hour of Service that is attributable to an Employee's employment while a member of the Eligible Class.

         1.60 HOUR OF SERVICE. "Hour of Service" shall mean an hour for which an Employee is entitled to credit under Section 2.9.

         1.61 INDIVIDUAL MEDICAL ACCOUNT. "Individual Medical Account" shall mean an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by any Affiliated Employer.

         1.62 INVESTMENT GAIN OR LOSS. "Investment Gain or Loss" shall mean the sum of the income, appreciation, and realized gains on Trust Fund assets, minus the sum of expenses, depreciation, and realized losses on Trust Fund assets.

         1.63 KEY EMPLOYEE. "Key Employee" shall mean an individual who at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years is (i) an officer of any Affiliated Employer whose Annual Compensation is greater than 50 percent of the amount in effect under
Section 415(b)(1)(A) of the Code for the Plan Year, (ii) one of the Employees having Annual Compensation greater than the limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year and owning (or considered as owning within the meaning of Section 318 of the Code) one of the 10 largest interests in any Affiliated Employer, treated separately, (iii) a 5-percent owner of any Affiliated Employer, treated separately, or (iv) a 1-percent owner of any Affiliated Employer, treated separately, having Annual Compensation of more than $150,000.00. No more than 50 employees or, if lesser, the greater of three employees or 10 percent of the employees, shall be treated as officers. The rules of Section 416(i) of the Code shall be applied in determining percentage of ownership. If two or more employees have the same interest in an Affiliated Employer, the employee with the greater Annual Compensation from the Affiliated Employer shall be treated as having the larger interest.

         1.64 LEASED EMPLOYEE. "Leased Employee" shall mean any person (i) who is not a common law employee of an Affiliated Employer or a Self-Employed Individual who derives Earned Income from an Affiliated Employer, and (ii) who (pursuant to an agreement between the Employer and any other person) has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer.

         1.65 LEASING ORGANIZATION. "Leasing Organization" shall mean the common law employer of a Leased Employee.

         1.66 LIFE ONLY ANNUITY. "Life Only Annuity" shall mean an annuity for the life of the Member.

         1.67 LIMITATION YEAR. "Limitation Year" shall mean the calendar year. All qualified plans maintained by any Affiliated Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         1.68 MAXIMUM PERMISSIBLE AMOUNT. "Maximum Permissible Amount" shall mean the lesser of (i) the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Limitation Year, or (ii) 25 percent of the Member's Annual Compensation for the Limitation Year. The Annual Compensation limitation referred to in clause (ii) of the immediately preceding sentence shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419(A)(f)(2) of the Code) that is otherwise treated as an Annual Addition under Section 415(l)(1) or Section 419(A)(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount shall not exceed the dollar limitation in effect under
Section 415(c)(1)(A) of the Code multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

         1.69 MEMBER. "Member" shall mean a person who qualifies as such under the provisions of Article 3.

         1.70 NON-HIGHLY COMPENSATED EMPLOYEE. "Non-Highly Compensated Employee" shall mean any Employee who is not a Highly Compensated Employee.

         1.71 NON-KEY EMPLOYEE. Non-Key Employee" shall mean any Employee who is not a Key Employee.

         1.72 NORMAL RETIREMENT AGE. "Normal Retirement Age" shall mean the age of 65 years. If the Employer enforces a mandatory retirement age, the Normal Retirement Age shall be the lesser of that mandatory age or the age specified above in this Section.

         1.73 NORMAL RETIREMENT DATE. "Normal Retirement Date" shall mean the first day of the month coincident with or next following a Member's attainment of Normal Retirement Age.

         1.74 OBRA '93 EFFECTIVE DATE. "OBRA '93 Effective Date" shall mean the first day of the first Plan Year beginning after December 31, 1993.

         1.75 PARENTAL ABSENCE. "Parental Absence" shall mean an absence from work that begins on or after the first day of the first Plan Year beginning after December 31, 1984 (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         1.76 PERIOD OF SERVICE. "Period of Service" shall mean a period of service taken into account under the Plan, as determined pursuant to the provisions of Section 2.2.

         1.77 PERIOD OF SEVERANCE. "Period of Severance" shall mean a period of absence, as determined pursuant to the provisions of Section 2.3.

         1.78 PLAN. "Plan" shall mean all aspects of the program known as Cliffs Drilling Company Savings Plan, the purpose of which is to provide retirement, death, and other severance benefits to Members, surviving spouses, and other Beneficiaries. The Plan comprehends the Plan Document and the Trust Agreement under which it is maintained; the assets of the Trust Fund used to fund benefits; and the rights, powers, duties, and obligations of the Affiliated Employers, the Trustee, the Members, the Beneficiaries, and all other interested parties.

         1.79 PLAN DOCUMENT. "Plan Document" shall mean this agreement, as amended from time to time.

         1.80 PLAN YEAR. "Plan Year" shall mean the 12-consecutive-month annual accounting period of the Plan, which shall end on the last day of December of each calendar year.

         1.81 PROJECTED ANNUAL BENEFIT. "Projected Annual Benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Member would be entitled under the terms of the Plan, assuming (i) the Member will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (ii) the Member's Annual Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

         1.82 QUALIFIED DOMESTIC RELATIONS ORDER. "Qualified Domestic Relations Order" shall mean any order determined by the Committee to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

         1.83 QUALIFIED JOINT AND SURVIVOR ANNUITY. "Qualified Joint and Survivor Annuity" shall mean an annuity that is payable for the life of the Member, with a survivor annuity for the life of the Member's spouse that is 50 percent of the amount of the annuity that is payable during the joint lives of the Member and his spouse. The monthly amount of such annuity shall be such as can be provided under a commercial annuity purchased with the nonforfeitable portion of the Member's Accounts. Such purchase shall be from any life insurance company licensed to conduct business in the state of the situs of the Trust Fund. Any such annuity shall be issued or endorsed as nontransferable, so that the owner thereof can not sell, assign, discount, or pledge as collateral for a loan, as security for the performance of an obligation, or for any other purpose his interest in such contract to any person other than the issuer of such annuity upon the surrender thereof. In the event of any conflict between applicable provisions of the Plan and the terms of such commercial annuity purchased hereunder, the terms of the Plan shall control.

         1.84 QUALIFIED MILITARY SERVICE. "Qualified Military Service" shall mean any military service with respect to which the Employee has reemployment rights with the Affiliated Employers under applicable federal law.

         1.85 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. "Qualified Preretirement Survivor Annuity" shall mean an annuity for the life of the surviving spouse. The amount of such annuity shall be such as can be provided under a commercial annuity purchased with the balance of the Member's Accounts. The issuer and terms of any such annuity contract must satisfy the requirements specified in Section 1.83. A surviving former spouse of a Member shall be treated as the surviving spouse as necessary to comply with a Qualified Domestic Relations Order, and, to the same extent, any spouse of the Member shall not be treated as a spouse of the Member.

         1.86 REEMPLOYMENT COMMENCEMENT DATE. "Reemployment Commencement Date" shall mean the date specified in Section 2.5.

         1.87 REGULATION. "Regulation" shall mean the Internal Revenue Service regulation specified, as it may be changed from time to time.

         1.88  REQUIRED BEGINNING DATE.  "Required Beginning Date" shall mean:

                 (a) Except as otherwise provided in this Section, April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2;

                 (b) In the case of an individual who attains age 70 1/2 before January 1, 1988, and is not a Five Percent Owner, April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2, or (ii) the calendar year in which occurs the individual's Separation;

                 (c) In the case of an individual who attains age 70 1/2 before January 1, 1988, and is a Five Percent Owner, April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the earlier of (A) the calendar year with or within which ends the Plan Year in which the individual becomes a Five Percent Owner, or (B) the calendar year in which occurs the individual's Separation;

                 (d) In the case of an individual who attains age 70 1/2 during 1988, who is not a Five Percent Owner, and who had not retired prior to January 1, 1989, April 1, 1990; and

                 (e) Notwithstanding the provisions of the preceding paragraphs, the date on which distribution is to commence under an applicable designation made in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

         1.89 REQUIRED SALARY DEFERRAL. "Required Salary Deferral" shall mean that portion of the Member's Salary Deferral designated as such pursuant to the provisions of Section 5.1, if any.

         1.90 REQUIRED SALARY DEFERRAL CONTRIBUTION. "Required Salary Deferral Contribution" shall mean that portion of the Employer's contribution made pursuant to the provisions of Section 5.2 that is attributable to the Members' Required Salary Deferrals, if any.

         1.91 REQUIRED SALARY DEFERRAL CONTRIBUTION ACCOUNT. "Required Salary Deferral Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any portion of the Required Salary Deferral Contributions allocated to the Member and any Investment Gain or Loss attributable to such contributions.

         1.92 RESPONSIBLE EMPLOYER. "Responsible Employer" shall mean with respect to an Employee the Employer for whom the Employee most recently performed an Hour of Covered Service.

         1.93 RESTORATION CONTRIBUTION. "Restoration Contribution" shall mean the Employer's contribution made pursuant to the provisions of Section 5.7, if any.

         1.94 RESTRICTED DISCRETIONARY EMPLOYER CONTRIBUTION. "Restricted Discretionary Employer Contribution" shall mean the Employer's contribution, if any, made pursuant to the provisions of Section 5.5 for the purpose of causing the Plan to satisfy the Actual Contribution Percentage Test or the Actual Deferral Percentage Test, which contribution shall meet the Section 401(k) Requirements.

         1.95 RESTRICTED DISCRETIONARY EMPLOYER CONTRIBUTION ACCOUNT. "Restricted Discretionary Employer Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any portion of the Restricted Discretionary Employer Contributions allocated to the Member and any Investment Gain or Loss attributable to such contributions.

         1.96 RESTRICTED EMPLOYER MATCHING CONTRIBUTION. "Restricted Employer Matching Contribution" shall mean the Employer's contribution, if any, made pursuant to the provisions of Section 5.6 for the purpose of causing the Plan to satisfy the Actual Contribution Percentage Test or the Actual Deferral Percentage Test, which contribution shall meet the Section 401(k) Requirements; provided, however, that Restricted Employer Matching Contributions shall not include any Employer contributions to the extent that such contributions are used to satisfy the minimum contribution requirements of Section 416 of the Code.

         1.97 RESTRICTED EMPLOYER MATCHING CONTRIBUTION ACCOUNT. "Restricted Employer Matching Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any portion of the Restricted Employer Matching Contributions allocated to the Member and any Investment Gain or Loss attributable to such contributions.

         1.98 RETIREMENT. "Retirement" shall mean a Member's Separation (for reasons other than death) upon or after his attainment of his Early Retirement Age or his Normal Retirement Age.

         1.99 ROLLOVER CONTRIBUTION. "Rollover Contribution" shall mean a contribution to this Plan by a Member of all or a portion of the amount he received as a distribution of all or a portion of his interest in an eligible retirement plan (as defined in Section 402(a)(5)(E)(iv) of the Code), where the amount contributed is excluded from the Member's gross income under applicable provisions of the Code.

         1.100 ROLLOVER CONTRIBUTION ACCOUNT. "Rollover Contribution Account" shall mean the ledger account maintained by the Committee for each Member that reflects any Rollover Contributions made by the Member and any Investment Gain or Loss attributable to such contributions.

         1.101 SALARY DEFERRAL. "Salary Deferral" shall mean (i) either the Member's Required Salary Deferral or the Member's Additional Salary Deferral, or (ii) the aggregate of the Member's Required Salary Deferral and the Member's Additional Salary Deferral, as the context may require.

         1.102 SALARY DEFERRAL AGREEMENT. "Salary Deferral Agreement" shall mean an agreement of the type described in Section 5.1.

         1.103 SALARY DEFERRAL CONTRIBUTION. "Salary Deferral Contribution" shall mean (i) either the Employer's Required Salary Deferral Contribution or the Employer's Additional Salary Deferral Contribution, or (ii) the aggregate of the Employer's Required Salary Deferral Contribution and the Employer's Additional Salary Deferral Contribution, as the context may require.

         1.104 SECTION 401(a)(17) EFFECTIVE DATE. "Section 401(a)(17) Effective Date" shall mean the first day of the first Plan Year beginning after December 31, 1988.

         1.105 SECTION 401(a)(17) LIMITATION. "Section 401(a)(17) Limitation" shall mean (i) with respect to any Plan Year beginning before the OBRA '93 Effective Date, $150,000, and (ii) with respect to any Plan Year beginning on or after the OBRA '93 Effective Date, $150,000, adjusted as provided in Section 401(a)(17)(B) of the Code, as in effect after December 31, 1993. Notwithstanding the preceding provisions of this Section, for purposes of determining the terms of the Plan in effect on or after the Section 401(a)(17) Effective Date and prior to the OBRA '93 Effective Date, "Section 401(a)(17) Limitation" shall mean (i) with respect to any Plan Year beginning before the
Section 401(a)(17) Effective Date, $200,000, and (ii) with respect to any Plan Year beginning on or after the Section 401(a)(17) Effective Date, $200,000, adjusted in the manner provided in Section 401(a)(17) of the Code, as in effect prior to January 1, 1994. Notwithstanding the preceding provisions of this Section, for purposes of determining the terms of the Plan in effect prior to the Section 401(a)(17) Effective Date, "Section 401(a)(17) Limitation" shall mean (i) $200,000 for purposes of Section 8.4, and (ii) compensation as determined under the Plan without any dollar limitation for all other purposes of the Plan. If the Plan determines Annual Compensation or Considered Compensation on a period of time that contains fewer than 12 calendar months, then the dollar limitation for the calendar year in which the compensation period begins shall be multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the Annual Compensation or Considered Compensation of a Member for purposes of the preceding limitation, if any individual is a member of the family of a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Annual Compensation during the year, then (i) such individual shall not be considered a separate Employee, and (ii) any Annual Compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five Percent Owner or Highly Compensated Employee. For purposes of the immediately preceding sentence the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the Section 401(a)(17) Limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Annual Compensation or Considered Compensation as determined under the Plan prior to the application of such limitation.

         1.106 SECTION 401(k) CONTRIBUTIONS. "Section 401(k) Contributions" shall mean the Salary Deferral Contributions allocated to the Member's Accounts for the Plan Year. "Section 401(k) Contributions" shall also include Restricted Discretionary Employer Contributions and Restricted Employer Matching Contributions allocated to the Member's Accounts for the Plan Year to the extent that such contributions are treated as Section 401(k) Contributions for the Plan Year by the Committee.

         1.107 SECTION 401(k) REQUIREMENTS. "Section 401(k) Requirements" shall mean that amounts attributable to the contribution (i) may not be distributable to Members or Beneficiaries earlier than (a) Separation, death, or Disability; (b) the termination of the Plan, the disposition of the assets of a corporate Employer, or the disposition of a subsidiary (as described in Section 401(k)(10) of the Code); (c) the attainment of age 59; or (d) upon the hardship of the Member; and (ii) shall be nonforfeitable.

         1.108 SECTION 401(m) CONTRIBUTIONS. "Section 401(m) Contributions" shall mean the sum of Employer Matching Contributions and Employee Contributions allocated to the Member's Accounts for the Plan Year. "Section 401(m) Contributions" shall also include Restricted Discretionary Employer Contributions, Restricted Employer Matching Contributions, and Salary Deferral Contributions allocated to the Member's Accounts for the Plan Year to the extent that such contributions are treated as Section 401(m) Contributions for the Plan Year by the Committee; provided, however, that Employer Matching Contributions are not Section 401(m) Contributions to the extent that they are used to satisfy the minimum contribution requirements of Section 416 of the Code.

         1.109 SECTION 415 TRANSITION RULES. "Section 415 Transition Rules" shall mean Sections 2004(a)(3) and 2004(d) of P.L. 93-406; Sections 235(g)(3) and (4) of P.L. 97-248, as amended by Sections 713(a) and (f) of P.L. 98-369;
Section 1106(i)(3) of P.L. 99-514; and Sections 415(e)(4) and (6) of the Code, which provisions preserve the rights of Members to benefits accrued prior to the effective date of statutory requirements reducing maximum benefits permitted under plans qualified under Section 401(a) of the Code.

         1.110 SELF-EMPLOYED INDIVIDUAL. "Self-Employed Individual" shall mean any individual who has Earned Income for the Plan Year. Such term shall also include an individual who would otherwise qualify but for the fact that the trade or business carried on by such individual did not have net income for the Plan Year.

         1.111 SEPARATION. "Separation" shall mean an individual's termination of employment with an Affiliated Employer without commencing or continuing employment with any other Affiliated Employer.

         1.112 SEVERANCE FROM SERVICE DATE. "Severance from Service Date" shall mean the date specified in Section 2.6.

         1.113 SPONSOR. "Sponsor" shall mean Cliffs Drilling Company, a Delaware corporation, or any other business organization that assumes the primary responsibility for maintaining this Plan with the consent of the last preceding Sponsor.

         1.114 TOP-HEAVY PLAN. "Top-Heavy Plan" shall mean any plan that has been determined to be top-heavy under the test described in this Plan.

         1.115 TRUST AGREEMENT. "Trust Agreement" shall mean that certain instrument entitled "Cliffs Drilling Company Savings Trust," executed by the Sponsor and P W Trust Company, as amended from time to time hereafter.

         1.116 TRUST FUND. "Trust Fund" shall mean all of the assets (and related liabilities) held by the Trustee under the terms of the Trust Agreement to fund this Plan.

         1.117 TRUSTEE. "Trustee" shall mean collectively one or more persons or corporations with trust powers which have been appointed by the Sponsor and have accepted the duties of Trustee under the Trust Agreement and any and all successors appointed by the Sponsor.

         1.118 VALUATION CALENDAR YEAR. "Valuation Calendar Year" shall mean the calendar year immediately preceding the related Distribution Calendar Year.

         1.119 VALUATION DATE. "Valuation Date" shall mean the last day of each calendar quarter, such other dates as may be designated by the Committee pursuant to the provisions of Section 6.8, and any other day or days selected by the Committee on which the Trust Fund (or any portion thereof) is to be valued. One or more investment funds may have different Valuation Dates from other investment funds. Valuation Dates must be announced to all Members.

         1.120 VALUATION PERIOD. "Valuation Period" shall mean the period beginning on the day following a Valuation Date (or on the first day of the first Plan Year, in the case of the first Valuation Period) and ending on the immediately succeeding Valuation Date.

         1.121 WELFARE BENEFIT FUND. "Welfare Benefit Fund" shall mean a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by any Affiliated Employer.

         1.122 YEAR OF ELIGIBILITY SERVICE. "Year of Eligibility Service" shall mean a Year of Service taken into account for eligibility purposes, as determined under Article 2.

         1.123 YEAR OF SERVICE. "Year of Service" shall mean a Year of Eligibility Service and/or a Year of Vesting Service, as determined under
Article 2.

         1.124 YEAR OF VESTING SERVICE. "Year of Vesting Service" shall mean a Year of Service as taken into account for vesting purposes, as determined under Article 2.

                                   ARTICLE 2
                                    SERVICE


         2.1 YEARS OF SERVICE. An Employee shall be credited with the number of Years of Service equal to the number of whole years of the Employee's Period of Service, whether or not such Period of Service was completed consecutively. Except as otherwise provided in this Article, in determining the number of whole years of an Employee's Period of Service, nonsuccessive Periods of Service shall be aggregated, and less than whole year Periods of Service (whether or not consecutive) shall be aggregated on the basis that 365 days of service equal a whole Year of Service.

         2.2 PERIOD OF SERVICE. Except as otherwise provided in Sections 2.7 and 2.8, a Period of Service is a period of service with the Affiliated Employers commencing on the Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Severance from Service Date. If an Employee severs from service by reason of a quit, discharge, or retirement that occurs when the Employee is not absent from service for any reason, and the Employee then is entitled to be credited with an Hour of Service within 12 months of the Severance from Service Date, such Employees' Period of Severance shall be deemed to have been a Period of Service. If an Employee severs from service by reason of a quit, discharge, or retirement during an absence from service for any reason other than a quit, discharge, retirement, or death, and then is entitled to be credited with an Hour of Service within 12 months of the date on which the Employee was first absent from service, such Employee's Period of Severance shall be deemed to have been a Period of Service. Qualified Military Service shall be deemed to be a Period of Service.

         2.3 PERIOD OF SEVERANCE. A Period of Severance is the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.

         2.4 EMPLOYMENT COMMENCEMENT DATE. An Employee's Employment Commencement Date is the date on which he is first entitled to credit for an Hour of Service.

         2.5 REEMPLOYMENT COMMENCEMENT DATE. An Employee's Reemployment Commencement Date is the date on which he is first entitled to credit for an Hour of Service following a Period of Severance not deemed to have been a Period of Service.

         2.6  SEVERANCE FROM SERVICE DATE.  Except as otherwise provided in
Section 2.7, an Employee's Severance from Service Date is the earlier of (i) the date on which he quits, retires, is discharged, or dies; or (ii) the first anniversary of the first date of a period in which he remains absent from service (with or without pay) for any reason other than a quit, retirement, discharge, death, Qualified Military Service, or Approved Leave of Absence, such as vacation, holiday, sickness, disability, leave of absence, or layoff.

         2.7 PARENTAL ABSENCE. The Severance from Service Date of an Employee who is absent from service on and after the first anniversary of the first day of absence by reason of a Parental Absence is the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence from service is neither a Period of Service nor a Period of Severance.

         2.8 APPROVED LEAVE OF ABSENCE. The period during which an Employee is on an Approved Leave of Absence after the first anniversary of the first day of such absence is neither a Period of Service nor a Period of Severance.

         2.9 HOUR OF SERVICE. An Hour of Service is an hour for which an individual is paid, or entitled to payment, for the performance of duties for an Affiliated Employer.

         2.10 SERVICE EXCLUDED FOR ALL PURPOSES. In the case of an Employee who has no vested right under the Plan to any portion of his Employer Contribution Account at the time he incurs a Period of Severance of five or more years, the Years of Eligibility Service and Years of Vesting Service completed by such Employee before such Period of Severance shall be disregarded if at such time the Period of Severance equals or exceeds the aggregate number of his Years of Service, whether or not consecutive, completed before such Period of Severance. In computing the aggregate number of his Years of Service prior to any such Period of Severance, Years of Service which could have been disregarded under this Section by reason of any prior Period of Severance shall be disregarded.

         2.11 SERVICE EXCLUDED FOR VESTING PURPOSES. Only for purposes of determining the number of Years of Vesting Service to be used in computing the Employee's vested percentage in that portion of the Employer Contribution Account that accrued prior to a Period of Severance of five or more years, the Years of Vesting Service completed after such Period of Severance shall be disregarded.

         2.12 SERVICE CREDIT FOR OTHER EMPLOYMENT. For purposes of determining an Employee's number of Years of Service, (i) an Employee's service with Marlin Drilling Co., Inc., including service prior to January 18, 1989, shall be treated as service with an Affiliated Employer for purposes of determining Years of Vesting Service, provided the Employee was employed as of January 18, 1989, and (ii) an Employee's service with a predecessor employer shall be treated as service with an Affiliated Employer if an Affiliated Employer maintains a plan of such predecessor. All covered service and all contiguous noncovered service with an organization that has adopted the Plan of the Employer but that is not an Affiliated Employer shall be deemed to be service with the Employer. "Covered service" shall mean service within a job classification or class of Employees covered under the Plan. "Contiguous noncovered service" shall mean service other than covered service which precedes or follows covered service, if no quit, discharge, or retirement occurs between such covered service and such other service.

         2.13 SERVICE CREDIT FOR LEASED EMPLOYEES. The performance of services as a Leased Employee shall be treated in the same manner as the performance of services as a common law employee for all purposes of the Plan, including the determination of an Employee's number of Years of Service and the existence of an employment relationship between an Employee and the Employer. The entire period for which a Leased Employee has performed services for the Employer or any related person (within the meaning of Section 414(n)(6) of the Code) shall be taken into account for purposes of determining a Leased Employee's number of Years of Service.

         2.14 SERVICE CREDIT REQUIRED UNDER FEDERAL LAW. An Employee shall be credited with such additional Years of Eligibility Service and Years of Vesting Service as is required under any applicable law of the United States.

         2.15 SERVICE PRIOR TO AMENDMENT AND RESTATEMENT OF PLAN. Notwithstanding the preceding provisions of this Article, a Member's number of Years of Service with respect to periods prior to January 1, 1998, shall be determined under the provisions of the Plan as in effect from time to time prior to such date.

                                   ARTICLE 3
                                 PARTICIPATION


         3.1 COMMENCEMENT OF PARTICIPATION. Each Employee shall become a Member on the later of (i) the effective date of the adoption of the Plan by the Employee's Employer; (ii) the Entry Date which coincides with or next follows the later of (a) the date on which the Employee attains the applicable age specified in the immediately following sentence, or (b) the date which is ninety days after the Employee's Employment Commencement Date; or (iii) the date on which the Employee first becomes a member of the Eligible Class. For all periods prior to July 1, 1998, the applicable age is 21 years, and for all periods on and after July 1, 1998, the applicable age is 18 years. Notwithstanding the preceding provisions of this Section, an individual shall not become a Member on the otherwise applicable Entry Date if he is not a member of the Eligible Class on such date, but shall instead become a Member on the date he thereafter becomes a member of the Eligible Class, if he satisfies all other requirements of this Section at that time.

         3.2 CESSATION OF PARTICIPATION. An individual who has become a Member shall cease to be a Member on the later of (i) the first date on which he ceases to be a member of the Eligible Class, or (ii) the first date on which no portion of his Accounts remains to be distributed and no amounts remain to be credited to his Accounts.

         3.3 RECOMMENCEMENT OF PARTICIPATION BY FORMER MEMBERS. A former Member shall again become a Member on the first day on which he again becomes a member of the Eligible Class, unless all of his Years of Eligibility Service have been permanently disregarded, in which case he shall become a Member in accordance with the provisions of Section 3.1.

         3.4 FROZEN ACCOUNTS. A Member's Accounts shall be frozen as of the date that he is no longer a member of the Eligible Class, but he has not incurred a Separation. A Member whose Accounts have been frozen shall not be permitted to contribute to the Plan, nor shall his Accounts share in the allocation of any Employer Contributions or forfeitures which are allocated among Members' Accounts as of a date on or after the date as of which his Account is frozen. Such a Member's Accounts, however, shall continue to share in any Investment Gain or Loss of the Trust Fund during the period of time that his Accounts are frozen. The Accounts of such a Member shall be unfrozen immediately upon his return to the Eligible Class, and he shall thereupon participate in the Plan in accordance with the terms thereof.

                                   ARTICLE 4
                             EMPLOYEE CONTRIBUTIONS


         4.1 EMPLOYEE CONTRIBUTIONS. The Committee shall determine from time to time whether Employee Contributions shall be permitted. If Employee Contributions are permitted, each Member may contribute for any given Allocation Period such amount as he shall designate in writing in accordance with the following provisions of this Article. The Member shall file a written designation specifying the amount of his Considered Compensation to be contributed as Employee Contributions. Such written designation shall be in a form acceptable to the Committee. The Committee shall establish and announce to the Members the rules governing the administration of Employee Contributions, including any limitations upon the amount that may be contributed, and the procedures for and any limitations upon a Member's right to revoke or change his designation. Employee Contributions may be made by periodic payroll deductions or by other methods, as determined from time to time by the Committee. The Employer shall deposit each Member's Employee Contribution with the Trustee within 30 days after its receipt from the Employee.

         4.2 ACTUAL CONTRIBUTION PERCENTAGE TEST. Notwithstanding any other provision of the Plan, unless all Members are Highly Compensated Employees, the Actual Contribution Percentage for Highly Compensated Employees for any Plan Year must not exceed the greater of the following:

                 (i) The Actual Contribution Percentage for the Non-Highly Compensated Employees multiplied by 1.25; or

                 (ii) The lesser of (a) the Actual Contribution Percentage for the Non-Highly Compensated Employees multiplied by two, or (b) the Actual Contribution Percentage for the Non-Highly Compensated Employees plus two percentage points.

For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Employee Contributions or to receive an allocation of Employer Matching Contributions for all or part of the Plan Year. A person who is suspended from making Employee Contributions because he has made a withdrawal is an eligible Employee. If no Section 401(m) Contributions are made on behalf of an eligible Employee the Actual Contribution Ratio that shall be included for him in determining the Actual Contribution Percentage is zero. If this Plan and any other plan or plans to which Section 401(m) Contributions are made are considered as one plan for purposes of Section 401(a) or Section 410(b) of the Code, this Plan and those plans are to be treated as one. If any Highly Compensated Employee is a participant in this Plan and any other plans of the Employer, all Section 401(m) Contributions are to be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations issued under
Section 401(m) of the Code.

         4.3 ACTUAL CONTRIBUTION PERCENTAGE FAIL SAFE PROVISION. From time to time during the Plan Year, the Committee may determine whether the Actual Contribution Percentage for the Highly Compensated Employees is likely to exceed the limitation set forth in Section 4.2 for such Plan Year. If the limitation is likely to be exceeded for a Plan Year, the Committee may require such prospective adjustments in the amount of each Member's Employee Contributions as it may deem appropriate to prevent such an occurrence. If the limitation set forth in Section 4.2 is exceeded for any Plan Year, before the close of the following Plan Year (i) the amount of the Excess 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the manner set forth in Section 4.5) shall be distributed, (ii) the Employer may make a Restricted Discretionary Employer Contribution, or (iii) the Employer may make a Restricted Employer Matching Contribution. If the Members' Discretionary Employer Contribution Accounts satisfy the Section 401(k) Requirements, the Committee may treat any portion of the Discretionary Employer Contribution as a Section 401(m) Contribution. If the Members' Employer Matching Contribution Accounts satisfy the Section 401(k) Requirements, the Committee may treat any portion of the Employer Matching Contribution as a Section 401(m) Contribution. The same amount may not be treated as both a Section 401(k) Contribution and a Section 401(m) Contribution. Any distributions of the Excess 401(m) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the amounts attributable to each of them. Forfeitures of Excess 401(m) Contributions may not be allocated to Members whose contributions are reduced under this Section.

         4.4 SPECIAL ACTUAL CONTRIBUTION PERCENTAGE RULES FOR FAMILY MEMBERS. If a Member is a Highly Compensated Employee and a Family Member, the combined Actual Contribution Ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Section 401(m) Contributions and Annual Compensation of all the eligible Family Members. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee shall be aggregated as one family group. The correction of Excess 401(m) Contributions of a Highly Compensated Employee whose Actual Contribution Ratio is determined under the family aggregation rules shall be accomplished by reducing the Actual Contribution Ratio and allocating the Excess 401(m) Contributions for the family group among the Family Members in proportion to the Section 401(m) Contributions of each Family Member that is aggregated to determine the Actual Contribution Ratio. The family aggregation rules do not apply to Non-Highly Compensated Employees.

         4.5 DISTRIBUTIONS OF INCOME ALLOCABLE TO EXCESS 401(m) CONTRIBUTIONS. The income allocable to Excess 401(m) Contributions for a Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(m) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess 401(m) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(m) Contributions as of the beginning of the Plan Year plus the Member's Section 401(m) Contributions for the Plan Year.

         4.6 ROLLOVER CONTRIBUTIONS AND PLAN-TO-PLAN TRANSFERS. The Committee may permit Rollover Contributions by Members and/or direct transfers to or from another qualified plan on behalf of Members from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those contributions and/or transfers must be made available to all Members on a nondiscriminatory basis. A direct transfer of assets from another qualified plan shall not be accepted if it would cause the Plan to be subject to the qualified preretirement survivor annuity requirements set forth in Section 401(a)(11)(A) of the Code, and it would not otherwise be subject to such provisions. A Member shall not be permitted to make a Rollover Contribution if the property he intends to contribute is for any reason unacceptable to the Trustee. In addition, Rollover Contributions and/or direct transfers to or from another qualified plan on the part of Employees who are not Members may be permitted by the Employer on the same basis as Rollover Contributions are permitted on the part of Members. A Rollover Contribution Account shall be established for any Employee making such a Rollover Contribution, and such Rollover Contribution Account shall be subject to all provisions of the Plan applicable to Rollover Contribution Accounts maintained for the benefit of Members. Rollover Contributions shall not be considered part of a Member's Employee Contributions under the Plan and shall have no effect upon any limitation under the Plan based upon a Member's Employee Contributions.

                                   ARTICLE 5
                             EMPLOYER CONTRIBUTIONS


         5.1 SALARY DEFERRAL AGREEMENTS. A Salary Deferral Agreement shall be an agreement in a form satisfactory to the Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust Fund on account of the Member. The Salary Deferral Agreement shall specify the amount of the deferral to be considered a Required Salary Deferral and the amount of the deferral to be considered an Additional Salary Deferral. Any such Salary Deferral Agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Member of the amount required to be contributed to the Trust Fund. A Member shall be entitled to prospectively modify his Salary Deferral Agreement at least once a year. The Committee shall establish and announce to the Members the rules governing the administration of Salary Deferrals, including any limitations upon the amount that may be deferred or designated as either type of Salary Deferral, and the procedures for and any limitations upon a Member's right to revoke or change his designation. Unless otherwise determined by the Committee and announced to the Members, the Required Salary Deferral shall not exceed six percent of the Member's Considered Compensation for the Allocation Period and the total Salary Deferral shall not exceed 16 percent of the Member's Considered Compensation for the Allocation Period. Salary Deferrals may be made by periodic payroll deductions or by other methods, as determined from time to time by the Committee.

         5.2 SALARY DEFERRAL CONTRIBUTIONS. The Employer shall, for each Allocation Period, make a Salary Deferral Contribution in an amount equal to the Salary Deferrals of its Members' for such Allocation Period. A Member's right to benefits derived from Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable.

         5.3 EMPLOYER MATCHING CONTRIBUTIONS. The Employer shall, for each Allocation Period, make an Employer Matching Contribution in an amount equal to
(i) 100 percent of the Required Salary Deferrals for all Members, reduced by
(ii) the amount of forfeitures available for allocation under Section 6.10 as part of the Employer Matching Contribution to be allocated under Section 6.3.

         5.4 DISCRETIONARY EMPLOYER CONTRIBUTIONS. The Employer may, for any Plan Year, make a Discretionary Employer Contribution in such amount, if any, as shall be determined by the Employer or determinable under a formula established by it.

         5.5 RESTRICTED DISCRETIONARY EMPLOYER CONTRIBUTIONS. The Employer may, for any Plan Year, make a Restricted Discretionary Employer Contribution in such amount, if any, as shall be determined by the Employer. The portion of any Employer Contribution intended to be a Restricted Discretionary Employer Contribution shall be designated as such by the Employer at the time the contribution is made.

         5.6 RESTRICTED EMPLOYER MATCHING CONTRIBUTIONS. The Employer may, for any Plan Year, make a Restricted Employer Matching Contribution in such amount, if any, as shall be determined by the Employer. The portion of any Employer Contribution intended to be a Restricted Employer Matching Contribution shall be designated as such by the Employer at the time the contribution is made.

         5.7 RESTORATION CONTRIBUTIONS. The Responsible Employer shall, for each Plan Year, make a Restoration Contribution in an amount equal to the sum of (i) such amount, if any, as shall be necessary to fully restore all Accounts required to be restored pursuant to the provisions of Section 6.11, after application of all forfeitures available for such restoration; plus (ii) an amount equal in value to the value of forfeited benefits described in and payable under Section 10.15.

         5.8 LIMITATION UPON SALARY DEFERRAL CONTRIBUTIONS. The Salary Deferral Contribution that a Member may elect to have made to the Plan on his behalf during his taxable year may not, when added to his Elective Deferrals under other plans or arrangements during the Member's taxable year, exceed the dollar limitation in effect under Section 402(g) of the Code for the taxable year.

         5.9 CORRECTION OF EXCESS DEFERRALS DURING TAXABLE YEAR. A Member who has Excess Deferrals for a taxable year may receive a correcting distribution of Excess Deferrals during the same year, if the Member designates the distribution as an Excess Deferral. A Member shall be deemed to have designated the distribution as an Excess Deferral to the extent the Member has Excess Deferrals for the taxable year calculated by taking into account only Elective Deferrals under the Plan and other plans of the Affiliated Employers. The correcting distribution shall be made after the date on which the Plan received the Excess Deferral. The Plan shall designate the distribution as a distribution of Excess Deferrals.

         5.10 CORRECTION OF EXCESS DEFERRALS AFTER TAXABLE YEAR. If any amount is included in the gross income of a Member for a taxable year because his Excess Deferrals exceeded the limitations set forth in Section 5.8, the Member may notify the Plan of the amount of the Excess Deferrals received by the Plan. A Member shall be deemed to have notified the Plan of Excess Deferrals to the extent the Member has Excess Deferrals for the taxable year, calculated by taking into account only Elective Deferrals under the Plan and other plans of the Affiliated Employers. Not later than the first April 15 following the close of the taxable year, the Plan may distribute to the Member the amount designated under the preceding provisions of this Section (and any income allocable to that amount). The income allocable to that amount shall be determined by multiplying the Investment Gain or Loss for the taxable year allocable to the Member's Additional Salary Deferral Contribution Account or Required Salary Deferral Contribution Account, as the case may be, by a fraction. The numerator of the fraction is the amount of Excess Deferrals by the Member for the taxable year. The denominator of the fraction is equal to the sum of (a) the balance of the applicable Salary Deferral Contribution Account as of the beginning of the taxable year, plus (b) the Member's Salary Deferrals of the applicable type for the taxable year.

         5.11 ACTUAL DEFERRAL PERCENTAGE TEST. Notwithstanding any other provision of the Plan, unless all Members are Highly Compensated Employees, the Actual Deferral Percentage for Highly Compensated Employees for any Plan Year must not exceed the greater of the following:

                 (i) The Actual Deferral Percentage for the Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                 (ii) The lesser of (a) the Actual Deferral Percentage for the Non-Highly Compensated Employees for the preceding Plan Year multiplied by two, or (b) the Actual Deferral Percentage for the Non-Highly Compensated Employees for the preceding Plan Year plus two percentage points.

For Plan Years beginning before January 1, 1998, the preceding sentence shall be applied by substituting "current" for "preceding" wherever it appears in such sentence, and the Sponsor may elect to apply such sentence with such substitution for any Plan Year in accordance with applicable requirements of the Internal Revenue Service. For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral

Ratio that shall be included for him in determining the Actual Deferral Percentage is zero. If this Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of Section 401(a) or Section 410(b) of the Code (which is permissible only if all such plans have the same plan year for plan years beginning after December 31,
1989), the cash or deferred arrangements included in this Plan and the other plans shall be treated as one plan for purposes of this Section. If any Member who is a Highly Compensated Employee is a participant in any other cash or deferred arrangements of the Employer, when determining the Actual Deferral Ratio of such Member, all such cash or deferred arrangements shall be treated as one. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

         5.12 ACTUAL DEFERRAL PERCENTAGE FAIL SAFE PROVISION. From time to time during the Plan Year, the Committee may determine whether the Actual Deferral Percentage for the Highly Compensated Employees is likely to exceed the limitation set forth in Section 5.11 or Section 5.15 for such Plan Year. If the limitation is likely to be exceeded for a Plan Year, the Committee may require such prospective adjustments in the amount of each Member's Salary Deferrals as it may deem appropriate to prevent such an occurrence. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees exceeds the limitation set forth in Section 5.11 or Section 5.15. If the limitation is exceeded for a Plan Year, before the close of the following Plan Year (i) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those contributions as calculated in the specific manner required by Section 5.14) shall be distributed, (ii) if Employee Contributions are allowed, to the extent provided in Regulations and permitted by the Committee, the Member may elect to treat the amount of the Excess 401(k) Contributions as an amount distributed to the Member and then contributed by the Member to the Plan as an Employee Contribution, (iii) the Employer may make a Restricted Discretionary Employer Contribution, or (iv) the Employer may make a Restricted Employer Matching Contribution. If the Members' Discretionary Employer Contribution Accounts satisfy the Section 401(k) Requirements, the Committee may treat any portion of the Discretionary Employer Contribution as a
Section 401(k) Contribution. If the Members' Employer Matching Contribution Accounts satisfy the Section 401(k) Requirements, the Committee may treat any portion of the Employer Matching Contribution as a Section 401(k) Contribution. The same amount may not be treated as both a Section 401(k) Contribution and a
Section 401(m) Contribution. Excess 401(k) Contributions may not be recharacterized after 2 1/2 months after the close of the Plan Year to which the recharacterization relates. The amount of recharacterized Excess 401(k) Contributions, in combination with Employee Contributions actually made by the Member, may not exceed the maximum amount of Employee Contributions (determined without regard to Section 4.2) that the Member could have made under the provisions of the Plan in effect on the first day of the Plan Year in the absence of recharacterization. Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the Excess 401(k) Contributions attributable to each of them. The amount of Excess 401(k) Contributions to be distributed or recharacterized for any Plan Year must be reduced by any Excess Deferrals previously distributed for the taxable year ending in the same Plan Year.

         5.13 SPECIAL ACTUAL DEFERRAL PERCENTAGE RULES FOR FAMILY MEMBERS. If a Member is a Highly Compensated Employee and a Family Member, the combined Actual Deferral Ratio for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Section 401(k) Contributions and Annual Compensation of all the eligible Family Members. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee are aggregated as one family group. The correction of Excess 401(k) Contributions of a Highly Compensated Employee whose Actual Deferral Ratio is determined under the family aggregation rules is accomplished by reducing the Actual Deferral Ratio and allocating the Excess 401(k) Contributions for the family group among the

Family Members in proportion to the Section 401(k) Contributions of each Family Member that is combined to determine the Actual Deferral Ratio. These family aggregation rules do not apply to Non-Highly Compensated Employees.

         5.14 DISTRIBUTIONS OF INCOME ALLOCABLE TO EXCESS 401(k) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(k) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess 401(k) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(k) Contributions as of the beginning of the Plan Year plus the Member's Section 401(k) Contributions for the Plan Year.

         5.15 ADDITIONAL REQUIRED TEST IF ALTERNATIVE COMPLIANCE IS USED. If the second alternative permitted in Sections 4.2 and 5.11 is used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test the following additional limitation on Salary Deferral Contributions shall apply. The Actual Deferral Percentage plus the Actual Contribution Percentage of the Highly Compensated Employees cannot exceed the greater of (i) or (ii), where

                 (i)  is the sum of:

                          (a) 1.25 times the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the Non-Highly Compensated Employees, and

                          (b) the lesser of (x) two percentage points plus the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the Non-Highly Compensated Employees or (y) two times the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of Non- Highly Compensated Employees; and

                 (ii)  is the sum of:

                          (a) 1.25 times the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the Non-Highly Compensated Employees, and

                          (b) the lesser of (x) two percentage points plus the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the Non-Highly Compensated Employees or (y) two times the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of Non- Highly Compensated Employees.

         5.16 TREATMENT OF CORRECTING DISTRIBUTIONS. Any correcting distribution (exclusive of income) made pursuant to the provisions of Section 5.9, 5.10, or 5.12 shall be treated first as a reduction of the Member's share of the Additional Salary Deferral Contributions to the extent thereof for the applicable Plan Year; and second as a reduction of the Member's share of the Required Salary Deferral Contributions for the applicable Plan Year, to the extent the amount distributed (exclusive of income) exceeds the Member's share of the Additional Salary Deferral Contributions for such Plan Year. Any portion of the Employer Matching Contribution attributable to that portion of a correcting distribution treated as a reduction of the Member's share of the Required Salary Deferral Contributions shall be forfeited as of the last day of the applicable Plan Year. In the case of a correcting distribution under
Section 5.9 or 5.10, the applicable Plan Year shall be the Plan Year ended with or within the Member's taxable year for which the Excess Deferral occurred. In the case of a correcting distribution under Section 5.12, the applicable Plan Year shall be the Plan Year for which the Excess 401(k) Contributions were made.

         5.17 NONDEDUCTIBLE CONTRIBUTIONS PROHIBITED. Notwithstanding any other provision of the Plan, no Employer shall make any contribution that would be a "nondeductible contribution" within the meaning of Section 4972 of the Code. From time to time during the Plan Year, the Committee may determine whether the Employer Contribution for the Plan Year is likely to exceed the limitation set forth in this Section for such Plan Year. If the limitation is likely to be exceeded for a Plan Year, the Committee may require such prospective adjustments in the amount of each Member's Salary Deferrals as it may deem appropriate to prevent such an occurrence.

         5.18 FORM OF PAYMENT OF CONTRIBUTIONS. Contributions may be paid to the Trustee either in cash or in kind, including qualifying employer securities and qualifying employer real property (as such terms are defined in Section 407(d) of ERISA) or any combination thereof, provided that payment may not be made in any form constituting a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA.

         5.19 DEADLINE FOR PAYMENT OF EMPLOYER CONTRIBUTIONS. The Employer's Salary Deferral Contribution shall be paid to the Trustee in installments. The installment for each payroll period shall be paid within 90 days after the end of the Allocation Period in which such payroll period ends, and shall be in an amount equal to the amount by which all Members' Considered Compensation was reduced pursuant to Salary Deferral Agreements. The Employer Matching Contribution, Restricted Employer Matching Contribution, Discretionary Employer Contribution, and Restricted Discretionary Employer Contribution for each Plan Year shall be paid to the Trustee in one or more installments, as the Employer may from time to time determine; provided, however, that such Employer Contributions may be paid not later than the time prescribed by law (including extensions thereof) for filing the Employer's income tax return for its taxable year ending with or within such Plan Year. Any Employer Contribution paid by the Employer after the last day of its taxable year but on or before the date specified in the immediately preceding sentence shall, for all purposes of the Plan, be treated as if it had been received by the Trustee on the last day of such taxable year if (i) the Employer designates such Employer Contribution in writing to the Trustee as a payment on account of such taxable year, or (ii) the Employer claims such Employer Contribution as a deduction on its tax return for such taxable year.

                                   ARTICLE 6
                                  ALLOCATIONS


         6.1 INFORMATION STATEMENTS FROM EMPLOYER. As soon as practical after each Allocation Date, the Employer shall provide the Committee with a schedule setting forth the amount of its Salary Deferral Contribution, Employer Matching Contribution, Restricted Employer Matching Contribution, Discretionary Employer Contribution, Restricted Discretionary Employer Contribution, and Restoration Contribution; the names of its Active Members and other Members; the amount of each of its Employee's Required Salary Deferral, Additional Salary Deferral, and Employee Contribution; the number of Years of Eligibility Service and Years of Vesting Service of each of its Members; the amount of Annual Compensation and Considered Compensation paid to each Member; and the amount of Annual Compensation and Considered Compensation paid to all its Members. Such schedules shall be conclusive evidence of such facts.

         6.2 ALLOCATION OF SALARY DEFERRAL CONTRIBUTION. The Committee shall allocate the Employer's Salary Deferral Contribution for each Allocation Period among the Employer's Members by allocating to each such Member an amount equal to his Salary Deferrals for such Allocation Period. Each Member's share shall be credited to his Required Salary Deferral Contribution Account to the extent of his Required Salary Deferrals and to his Additional Salary Deferral Contribution Account to the extent of his Additional Salary Deferrals.

         6.3 ALLOCATION OF EMPLOYER MATCHING CONTRIBUTION. The Committee shall separately allocate the Employer Matching Contribution for each Allocation Period among the Employer's Members by allocating to each such Member an amount equal to 100 percent of the Member's Required Salary Deferrals. Each Member's proportionate share shall be credited to his Employer Matching Contribution Account.

         6.4 ALLOCATION OF DISCRETIONARY EMPLOYER CONTRIBUTION. The Committee shall separately allocate the Discretionary Employer Contribution for each Plan Year among the Employer's Active Members in the proportion that the Considered Compensation of each such Member for that Plan Year bears to the total Considered Compensation of all such Members for that Plan Year. Each Member's proportionate share shall be credited to his Discretionary Employer Contribution Account.

         6.5 ALLOCATION OF RESTRICTED EMPLOYER MATCHING CONTRIBUTION. The Committee shall separately allocate the Restricted Employer Matching Contribution for each Plan Year only among the Employer's Active Members who are Non-Highly Compensated Employees in the same manner as the Employer Matching Contribution.

         6.6 ALLOCATION OF RESTRICTED DISCRETIONARY EMPLOYER CONTRIBUTION. The Committee shall separately allocate the Restricted Discretionary Employer Contribution for each Plan Year only among the Employer's Active Members who are Non- Highly Compensated Employees in the same manner as the Discretionary Employer Contribution.

         6.7 ALLOCATION OF INVESTMENT GAIN OR LOSS. The Trustee shall determine the fair market value of all assets of the Trust Fund as of each Valuation Date. The Committee shall then allocate the Investment Gain or Loss for the Valuation Period then ended among all Accounts in the proportion that the Adjusted Beginning Balance of each Account on the immediately preceding Valuation Date bears to the total Adjusted Beginning Balances of all Accounts on such date. No Investment Gain or Loss shall be allocated to any suspense account. Any cash dividends on shares of common stock of the Sponsor shall be allocated as of the record date for such dividend.

         6.8 INTERIM VALUATION OF TRUST FUND. The Committee may designate any administratively practicable date as a Valuation Date if necessary to prevent significant discrimination among Members. The Committee shall then allocate as of that date any Investment Gain or Loss to the Accounts in the same manner specified in Section 6.7.

         6.9 ALLOCATIONS ATTRIBUTABLE TO DIRECTED INVESTMENTS. If multiple Funds or other Member-directed investments are maintained or permitted, each valuation and determination of Investment Gain or Loss provided for hereunder shall reflect the value of the different Funds and other investments separately. The Committee shall allocate Investment Gain or Loss attributable to each such Fund or other Member-directed investment among the Members' various Accounts (each type of Account being considered separately) in the ratio that the amount in each Account which was invested in a particular Fund or Member-directed investment as of the first day of the applicable Valuation Period bears to the amount in all Accounts which was invested in such Fund or Member-directed investment as of the first day of such applicable Valuation Period. Unless otherwise provided in the rules established by the Committee, or unless otherwise specified by the Member in accordance with such rules, the amount in each Account of the Member invested in each investment shall be deemed to be in the same ratio as the balances of such Accounts on the first day of the applicable Valuation Period.

         6.10 ALLOCATION OF FORFEITURES. As of the last day of each Plan Year the Committee shall determine the total amount of forfeitures arising under the Plan because of occurences during such Plan Year, including both forfeitures that, under the terms of the Plan, are deemed to occur during the Plan Year just completed and those that are deemed to occur on the first day of the immediately following Plan Year. Any forfeitures deemed to occur during the Plan Year just completed shall first be applied to restore any Account required to be restored under the provisions of Section 6.11 because of a repayment occurring during such Plan Year or the immediately preceding Plan Year. Any remaining forfeitures (to the extent not in excess of the Employer Matching Contribution that would be required under Section 5.3 if there were no forfeitures available under this Section) deemed to occur during the Plan Year just completed shall be added to the Employer Matching Contribution for the Allocation Period ending on the last day of such Plan Year and allocated among the Employer Matching Contribution Accounts as part of the Employer Matching Contribution for such Allocation Period. Any remaining forfeitures deemed to occur during the Plan Year just completed shall be added to the Discretionary Employer Contribution for such Plan Year and allocated among the Discretionary Employer Contribution Accounts as part of the Discretionary Employer Contribution for such Plan Year. Any forfeitures (to the extent not in excess of the Employer Matching Contribution that would be required under Section 5.3 if there were no forfeitures available under this Section) deemed to occur on the first day of the immediately following Plan Year shall be added to the Employer Matching Contribution for the first Allocation Period of such Plan Year ending after the determination of the amount of such forfeitures and allocated among the Employer Matching Contribution Accounts as part of the Employer Matching Contribution for such Allocation Period. Any remaining forfeitures deemed to occur on the first day of the immediately following Plan Year shall be similarly allocated among the Employer Matching Contribution Accounts as part of the Employer Matching Contribution for each succeeding Allocation Period ending on or before the last day of such Plan Year. Any remaining forfeitures deemed to occur on the first day of the immediately following Plan Year shall be added to the Discretionary Employer Contribution for such Plan Year and allocated among the Discretionary Employer Contribution Accounts as part of the Discretionary Employer Contribution for such Plan Year.

         6.11 RESTORATION OF FORFEITED AMOUNTS. If a Member or former Member who forfeited any portion of his Employer Contribution Account pursuant to the provisions of Section 9.2 resumes employment covered under the Plan, then the following provisions shall apply:

                 (a) REPAYMENT REQUIREMENT. The Member's forfeited Account shall be restored if he repays to the Trustee the full amount of any distribution from such Account prior to the applicable date hereinafter specified in this Section. Such repayment must be made prior to the earlier of (i) the fifth anniversary of the first date on which the Member is subsequently re-employed by the Employer or (ii) the date on which he incurs a Period of Severance of five years commencing after the distribution.

                 (b) MEMBERS WITH NO VESTED INTEREST. If a Member or former Member forfeited the entire balance of an Account pursuant to the provisions of Section 9.3 and received no distribution from such Account as a result of his termination of participation in the Plan (because his vested percentage was zero), that Account shall be restored if, and only if, he resumes employment covered under the Plan prior to incurring a Period of Severance of five years.

                 (c) AMOUNT RESTORED. The amount to be restored under the preceding provisions of this Section shall be the amount in the Member's forfeited Account, both the amount distributed and the amount forfeited, unadjusted by any subsequent gains or losses. The Member's Account balance shall be restored (as soon as administratively practicable after the later of the date the Member resumes employment covered under the Plan or the date on which any required repayment is completed) effective as of the date on which occurs the event which gives rise to the restoration of such Account. No distribution shall be made to a Member from his Account as a result of a prior Separation after the restoration of such Account has been effectuated.

                 (d) NO OTHER BASIS FOR RESTORATION. Except as otherwise provided above, a Member's Account shall not be restored upon resumption of employment covered by the Plan. Any portion of the Trust Fund attributable to Years of Service prior to resumption of employment by a Member whose Account has not been restored shall be held and distributed in accordance with applicable provisions of the Plan and elections made thereunder. A separate Account shall be established and maintained for Employer Contributions subject to a vesting schedule allocable to such a Member after his resumption of employment covered by the Plan.

         6.12 EFFECTIVE DATE OF ALLOCATIONS AND ADJUSTMENTS. The Committee shall credit to each Member's Accounts such Member's Employee Contributions and Rollover Contributions, and his portion of the Salary Deferral Contribution, so that all such amounts shall be entered in the Member's Accounts as soon as administratively practicable following the date on which such amount is paid to the Trustee. The Committee shall credit to each Member's Employer Contribution Account such Member's portion of the Employer Contribution and forfeitures so that all such Employer Contributions and forfeitures shall become effective and be entered in each Member's Account as of the last day of the Plan Year or other Allocation Period to which they are attributable. The Committee shall credit to each Member's Accounts such Member's portion of the adjustments and allocations required by Sections 6.7, 6.8, and 6.9, so that all such adjustments and allocations shall become effective and be entered in such Member's Accounts as of the Valuation Date or other applicable date with respect to which they are attributable.

         6.13 NO VESTING UNLESS OTHERWISE PRESCRIBED. No allocations, adjustments, credits, or transfers shall ever vest in any Member any right, title, or interest in the Trust Fund except at the times and upon the terms and conditions herein set forth.

                                   ARTICLE 7
                           LIMITATIONS ON ALLOCATIONS


         7.1 BASIC LIMITATION. The Annual Additions which may be credited to a Member's Accounts under this Plan for any Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Member's Account for the same Limitation Year under any other qualified Defined Contribution Plans, Welfare Benefit Funds, and Individual Medical Accounts maintained by any Affiliated Employer. If the Annual Additions with respect to the Member under such other plans, funds, and accounts are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Member's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans, funds, and accounts for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other plans, funds, and accounts in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be contributed or allocated to the Member's Account under this Plan for the Limitation Year.

         7.2 ESTIMATION OF MAXIMUM PERMISSIBLE AMOUNT. Prior to determining the Member's actual Annual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Member's Annual Compensation for such Limitation Year, uniformly determined for all Members similarly situated. From time to time during the Limitation Year, the Committee may determine whether any Member's anticipated Annual Additions are likely to result in an Excess Amount for such Plan Year. If an Excess Amount is likely to result for a Member, the Committee may require such prospective adjustments in the amount of each Member's Employee Contributions and/or Salary Deferrals as it may deem appropriate to prevent such an occurrence. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Member's actual Annual Compensation for such Limitation Year.

         7.3 ATTRIBUTION OF EXCESS AMOUNTS. If, pursuant to Section 7.2 or as a result of the allocation of forfeitures, or for any other reason permitted by the Internal Revenue Service, a Member's Annual Additions under this Plan and all such other plans, funds, and accounts result in an Excess Amount, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a Welfare Benefit Fund or Individual Medical Account shall be deemed to have been allocated first regardless of the actual allocation date. If an Excess Amount was allocated to a Member's Account on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of:

                 (i)  the total Excess Amount allocated as of such date, times

                 (ii) the ratio of (a) the Annual Additions allocated to the Member's Account for the Limitation Year as of such date under this Plan, to (b) the total Annual Additions allocated to the Member's Accounts for the Limitation Year as of such date under all qualified defined contribution plans.

         7.4 DISPOSITION OF EXCESS AMOUNTS. Any Excess Amounts attributed to this Plan shall be disposed of in the manner set forth in this Section. First, any nondeductible Employee Contributions, to the extent that the return would reduce the

Excess Amount, shall be returned to the Member. If an Excess Amount still exists, any Additional Salary Deferral Contributions, to the extent that the return would reduce the Excess Amount, shall be returned to the Member. If an Excess Amount still exists, and the Member is in the Eligible Class at the end of the Limitation Year, then such Excess Amounts shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including any allocation of forfeitures) under this Plan for such Member in the next Limitation Year, and for each succeeding Limitation Year, if necessary. If an Excess Amount still exists, and the Member is not in the Eligible Class at the end of the Limitation Year, then such Excess Amounts in the Member's Accounts shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including allocation of any forfeitures), for all remaining Members in the next Limitation Year and each succeeding Limitation Year if necessary. If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it shall not participate in the allocation of the Investment Gain or Loss. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Members' Accounts before any Employer or any Employee Contributions may be made to the Plan for that Limitation Year. Except as specifically provided in this Section, Excess Amounts may not be distributed to Members or former Members.

         7.5 MEMBERS PARTICIPATING IN QUALIFIED DEFINED BENEFIT PLAN. If any Affiliated Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Member in this Plan, the sum of the Member's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed 1.0 in any Limitation Year except as permitted under the Section 415 Transition Rules. The benefits payable to any such Member under the any defined benefit plan shall be limited as necessary to meet the limitations of this Section.

                                   ARTICLE 8
                              TOP-HEAVY PROVISIONS


         8.1 APPLICATION. The requirements described in this Article shall apply to each Plan Year that this Plan is determined to be a Top-Heavy Plan under the test set out in Section 8.2.

         8.2 TOP-HEAVY TEST. If on the Determination Date the total of the Accounts of Key Employees in the Plan exceeds 60 percent of the total of the Accounts of all Employees in the Plan, this Plan shall be a Top-Heavy Plan for that Plan Year. In addition, if this Plan is required to be included in an Aggregation Group and that group is a top-heavy group, this Plan shall be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group which contains this Plan plus (ii) the total of all of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group (which contains this Plan) is more than 60 percent of a similar sum determined for all employees covered in the Aggregation Group which contains this Plan.

         In applying the above tests, the following rules shall apply: (i) in determining the present value of the accumulated accrued benefit for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan during the five year period ending on the Determination Date; (ii) all rollover contributions made after December 31, 1983 by the Employee to the plan shall not be considered by the plan for either test; (iii) if an Employee is a Non-Key Employee under the plan for the Plan Year but was a Key Employee under the plan for another prior Plan Year, his account shall not be considered; and (iv) benefits shall not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last five-year period ending on the Determination Date.

         All actuarial calculations required under this Section shall use an interest rate of eight percent and UP-1984 Mortality Table (Unisex) as the mortality table.

         8.3 VESTING IF PLAN BECOMES TOP-HEAVY. If a Member has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan his vested percentage of his Employer Accounts shall be determined under the following provisions of this Section or under the other vesting provisions of the Plan, whichever results in the greater vested percentage. If this Section applies, a Member's vested percentage shall be determined under the following schedule, based on his number of years of Vesting Service:

           Years of Vesting Service             Vested Percentage
           ------------------------             -----------------
                  Less than 2                           0%
                       2                               20%
                       3                               40%
                       4                               60%
                       5                               80%
                   6 or more                           100%

If the Plan ceases to be Top-Heavy, only the vesting provisions other than those set forth in the schedule in this Section shall apply; provided, however, that any such change shall be treated as an amendment to the vesting schedule subject to the limitations and requirements set forth in Section 13.2.

         8.4 MINIMUM CONTRIBUTION IF PLAN BECOMES TOP-HEAVY. For any Plan Year during which the Plan is a Top-Heavy Plan, the Employer Contributions and forfeitures allocated on behalf of any Member who is not a Key Employee shall not be less than the lesser of (i) three percent of such Member's Annual Compensation, or (ii) in the case where no Affiliated Employer has a defined benefit plan that designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer Contributions and forfeitures, as a percentage of the Key Employee's Annual Compensation, allocated on behalf of any Key Employee for that Plan Year. Salary Deferral Contributions shall be disregarded for purposes of the immediately preceding sentence. Each Employee who is eligible to be a Member and is employed by any Affiliated Employer on the last day of the Plan Year shall be entitled to receive an allocation under this Section, regardless of whether he has made any required employee contributions, whether his Annual Compensation is less than a stated amount, or whether he has completed any minimum number of Hours of Service (or other period of employment) during the Plan Year. All defined contribution plans required to be included in the Aggregation Group shall be treated as one plan for purposes of meeting the three percent minimum, unless this Plan is also required to be included in an Aggregation Group which includes a defined benefit plan and this Plan enables that defined benefit plan to meet the requirements of Sections 401(a)(4) or 410 of the Code. The minimum contribution required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

         8.5 DISREGARD OF GOVERNMENT PROGRAMS. If this Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act, or any other Federal or State law.

         8.6 COVERAGE UNDER DEFINED CONTRIBUTION AND DEFINED BENEFIT TOP-HEAVY PLANS. If this is a Top-Heavy Plan and a Member who is a Non-Key Employee is also covered by a defined benefit plan maintained by an Affiliated Employer, he shall receive an allocation of contributions and forfeitures under the Plan of at least five percent of Annual Compensation.

         8.7 ADJUSTMENT OF SECTION 415 LIMITATION. If the Plan is determined to be a Top-Heavy Plan, the number "1.00" shall be substituted for the number "1.25" when applying the limitations of Section 415 of the Code to this Plan, unless the Plan would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" and the Employer Contribution for the Plan Year for each Non-Key Employee who is a Member is not less than four percent of the Member's Annual Compensation.

                                   ARTICLE 9
                     BENEFITS AND EVENTS ENTITLING MEMBERS
                          TO DISTRIBUTION OF BENEFITS


         9.1 DEATH, RETIREMENT, OR DISABILITY. A Member's Accounts shall be nonforfeitable upon his attainment of Normal Retirement Age. A Member whose Separation occurs on account of his Retirement or after incurring a Disability shall be entitled to a benefit equal to 100 percent of the amount credited to all of his Accounts. The beneficiary of a Member whose separation occurs on account of death shall be entitled to a benefit equal to 100 percent of the amount credited to all of his Accounts plus the proceeds of any insurance policies on the Member's life held as part of the Trust Fund on the Member's date of death.

         9.2 SEVERANCE BENEFIT. A Member whose Separation occurs for any reason other than death, Retirement, or Disability shall be entitled to a severance benefit equal to the sum of (i) the total amount credited to all of his Accounts other than his Employer Matching Contribution Account and Discretionary Employer Contribution Account, plus (ii) his vested percentage of the total amount credited to his Employer Matching Contribution Account and Discretionary Employer Contribution Account, as shown in the vesting schedule set forth below:

                  Years of Vesting Service             Vested Percentage
                  ------------------------             -----------------
                         Less than 2                           0%
                              2                               40%
                              3                               60%
                              4                               80%
                          5 or more                          100%


         9.3 FORFEITURE UPON BREAK IN SERVICE OR PAYMENT OF SEVERANCE BENEFIT. A Member shall forfeit the nonvested portion of his Employer Contribution Account if he incurs a Period of Severance of five years. If earlier than the time specified in the immediately preceding sentence, a Member shall forfeit the nonvested portion of his Employer Contribution Account if the Member (i) receives a distribution from the Trust Fund due to termination of the Member's participation in the Plan, and (ii) either (a) the amount of the distribution is equal to his entire vested interest and is not more than $5,000 ($3,500 for Plan Years beginning before August 6, 1997) or (b) the Member voluntarily elects to receive the distribution. A Member who has no vested interest in the Plan shall be deemed to have received a distribution of zero dollars, constituting his entire vested interest in the Plan, on the date of his Separation. Any distribution to which a Member or Beneficiary has become entitled under the provisions of Section 9.1 or 9.2 of the Plan shall be deemed to be made on termination of participation in the Plan. In the case of a voluntary distribution of an amount in excess of the amount specified in clause
(ii)(a) of the first sentence of this Section which is less than the Member's full vested interest, the amount forfeited shall be the nonvested portion of the Member's Account multiplied by a fraction, the numerator of which is the amount distributed and the denominator of which is the vested portion of such Account immediately prior to such distribution. Any forfeiture arising under this Section shall occur on the first day of the Plan Year next following (i) the last day of the fifth year of the Period of Severance or (ii) the date of the distribution or deemed distribution, as the case may by. Distributions described in this Section shall be accounted for in the manner set forth in
Section 9.6.

         9.4 TIME FOR DETERMINING ACCOUNT BALANCES. Effective for any period during which every day is a Valuation Date, the amount credited to a Member's Accounts shall be determined, for purposes of this Article, as of the Valuation Date coincident with the date of the Member's Separation on account of death, Retirement, Disability, or other termination of employment. Effective for any period during which the first sentence of this Section does not apply, the amount credited to a Member's Accounts shall be determined, for purposes of
Section 9.1, as of the Valuation Date coincident with or next preceding the date of the Member's Separation on account of death, Retirement, or Disability; provided, however, that a Member whose Separation does not occur on a Valuation Date may elect that such amount shall be determined, for purposes of Section 9.1, as of the Valuation Date next following the date of the Member's Separation on account of death, Retirement, or Disability. In any event, the amount credited to the Member's Account shall include any amount allocated thereto following his Separation. Effective for any period during which the first sentence of this Section does not apply, the amount credited to a Member's Accounts shall be determined, for purposes of Section 9.2, as of the Valuation Date coincident with or next following the date of the Member's Separation for any reason other than death, Retirement, or Disability.

         9.5 WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS. If Employee Contributions are permitted, each Member, upon giving 30 days' written notice to the Committee, shall be entitled to withdraw from his Employee Contribution Account such amount as he may specify, but not in excess of the balance of such Account. A withdrawal from such Account shall terminate the Member's right to make any further Employee Contributions until six months after the Member's request for a withdrawal is delivered to the Committee. A Member shall be allowed to make only one withdrawal from his Employee Contribution Account during any Plan Year. The Employer shall ensure that all reports to the appropriate governmental agencies and Members are made at such time and in such manner as prescribed in applicable regulations or other authority. No vested benefit shall be forfeited because of a withdrawal under this Section.

         9.6 ACCOUNTING FOR DISTRIBUTIONS. The balance of an Account shall be reduced as of the first day of the Valuation Period by the amount of any forfeitures, withdrawals, payments, distributions, or other amounts properly chargeable to such Account during such Valuation Period. If any amount is distributed or withdrawn from any of the Member's Employer Contribution Accounts at a time when such Account is not fully vested, a separate subaccount shall thereafter be maintained with respect to the portion of such Account that remains after the withdrawal. No further Employer Contributions shall be credited to such subaccount, but it shall continue to share in its proportionate part of the allocations made under Sections 6.7, 6.8, and 6.9. The Member's vested portion of such subaccount shall be determined by the following formula: X=P(AB+(RxD))-(RxD). For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the Account balance at the relevant time; D is the amount of the distribution; R is the ratio of the Account balance at the relevant time to the Account balance after such distribution; and the relevant time is the time at which, under the Plan, the vested percentage in the Account cannot increase. Similar principles shall be applied in determining the Member's vested portion of the subaccount after any subsequent withdrawal therefrom.

         9.7 RECEIPT OF DOMESTIC RELATIONS ORDER. The receipt of a judicial decree or order shall constitute an event permitting distribution under the Plan, provided that such judicial decree or order would constitute a Qualified Domestic Relations Order if the requirement that such an order not require a plan to make distribution to an alternate payee prior to a Members earliest retirement age, as defined in Section 414(p)(4)(B) of the Code, were disregarded.

         9.8 EMPLOYEE LOANS. Upon application to the Committee, and subject to the rules and procedures adopted by the Committee, each Member who is actively employed by an Employer shall be entitled to borrow from the Plan an amount which, when added to the outstanding balance of all other loans from this Plan and all other qualified plans maintained by any Affiliated Employer does not exceed the lesser of (i)

$50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, (ii) one-half of the vested portion of the Member's Accounts, or (iii) 100 percent of the vested portion of the Member's Accounts other than his Employer Matching Contribution Account. In determining whether a loan would exceed these limits, all loans under all qualified plans of the Affiliated Employers shall be treated as loans under this Plan.

         All loans shall be secured by 50 percent of the Member's vested interest in his Accounts at the date of the loan. The loan shall (i) be evidenced by a written note and security agreement, (ii) require level amortization of the principal and interest, with payments at least quarterly, and (iii) have a term of not more than five years except when the loan is used to purchase a dwelling which is to be used within a reasonable time as the principal residence of the Member. When required by law, every person receiving a loan must be given a statement clearly reflecting the charges involved in each loan transaction which will be charged to him or his Account, specifying the dollar amount, the annual interest rate, and any finance charge and setting forth any other information required under the truth-in-lending laws or any other applicable federal or state law. The interest rate applicable to a loan made pursuant to this Section shall be a rate determined to be reasonable by the Committee.

         Notwithstanding any other provision of the Plan, a Member may not make a withdrawal or receive a distribution if the remaining vested balance of the Member's Account would be less than the outstanding loan balance or the withdrawal or distribution would violate any security requirements of the loan. If a Member or Beneficiary is entitled to a distribution while a loan to the Member is outstanding, the amount distributable shall be reduced by the amount necessary to prevent reduction of the vested balance of the Member's Accounts below the remaining unpaid loan principal and accrued interest. The Member shall remain liable for any balance due on a loan to him after complete distribution of his Accounts.

         The Committee is authorized to establish written guidelines which, if and when adopted, shall become part of this Plan and shall establish the class of Members eligible for loans under the Plan (which shall not exclude any Member who is a party in interest with respect to the Plan, within the meaning of Section 3(14) of ERISA), the procedures for applying for loans, the minimum amount of any loan, the basis on which loans will be approved or denied, the limitations (if any) on the types and amounts of loans offered, the procedure for determining a reasonable rate of interest, the events causing acceleration of the note or constituting default, and the steps that will be taken to preserve plan assets in the event of a default. No such guidelines shall be adopted which would operate to prevent loans from being available to all Members on a reasonably equivalent basis or permit loans in greater amounts to Highly Compensated Employees. A Member who is entitled to a Qualified Joint and Survivor Annuity and/or a Qualified Preretirement Survivor Annuity must obtain the consent of his or her spouse, if any, within the 90-day period before the time any portion of the Member's Account balance is used as security for the loan. A new consent is required if the Account balance is used for any increase in the amount of security. The consent shall comply with the requirements of
Section 10.1(c) of the Plan, but shall be deemed to meet any requirements contained in such Section relating to the consent of any subsequent spouse.

         Notwithstanding the foregoing provisions of this Section, no loans shall be made to any Owner-Employee, member of the family (as defined in Section 267(c)(4)) of any Owner-Employee, or any corporation controlled by an Owner- Employee through the direct or indirect ownership of 50 percent or more of the voting power or value of the stock of such corporation. For purposes of the preceding sentence, a shareholder-employee (as defined in Section 1379 of the Code, as in effect on the day before the date of enactment of the Subchapter S Revision Act of 1982), shall be deemed to be an Owner-Employee.

         The Committee may specify that, subject to such limitations as may be uniformly imposed by the Committee, the Member shall designate the portion of the principal amount of the loan that shall be attributable to each Account and each Fund. The principal amount of the loan to the Member shall be funded by liquidating a portion of the general investment fund, or if other Member-directed investments are permitted and Members are not permitted to designate the Funds used to fund the loan, by liquidating a pro rata portion of each of the Member's other investments, based on the respective value of each other investment as of the most recent date on which Member investment directions are effective. A loan to a Member shall be a Member-directed investment of his Account. All principal and interest paid on the loan shall be credited to the Member's loan account and held in a cash equivalent investment until the next date on which Member investment directions are effective. At that time, the monies received may be transferred to other funds as may be directed by the Member or transferred to the general fund if Members are not then allowed to direct investments.

         9.9 WITHDRAWAL FOR FINANCIAL HARDSHIP. Any Member may make application to the Committee to withdraw from his Rollover Contribution Account, Additional Salary Deferral Contribution Account, and Required Salary Deferral Contribution Account an amount not in excess of the vested balance of such Accounts. Withdrawals made pursuant to this Section shall be permitted only in the event of immediate and heavy financial need incurred by the Member. Whether or not a Member has incurred an immediate and heavy financial need shall be determined by the Committee on the basis of all relevant facts available to the Committee and in accordance with written procedures established by the Committee. Such written procedures shall specify the requirements for requesting and receiving distributions on account of hardship, including what forms must be submitted and to whom. The Committee shall uniformly and consistently apply such written procedures so that all Members in similar circumstances are treated alike. All determinations regarding financial hardship must be made in accordance with objective nondiscretionary criteria. Such determinations must also comply with applicable Department of Treasury regulations. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Member. A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Member if the distribution is for (a) medical expenses described in Section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code, not reimbursed by insurance or otherwise, (b) costs directly related to the purchase of a principal residence for the Member (excluding mortgage payments), (c) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, or his or her spouse, children, or dependents, (d) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence, or (e) any other reason specified by the Committee as a "deemed immediate and heavy financial need." An application for a withdrawal made pursuant to this Section must be in writing and must state the reason or reasons for the need of such Member to make such a withdrawal. Such application must specify the amount necessary to satisfy the Member's immediate and heavy financial need, and the Member must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Affiliated Employers. The Committee shall be entitled to rely upon the Employee's representations set forth in his application, to the extent that such reliance is reasonable. A distribution made pursuant to this Section shall not exceed the amount of the immediate and heavy financial need of the Member. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. Applications under this Section shall be processed as soon as administratively feasible. The Committee shall direct the Trustee when to disburse any funds as a hardship withdrawal. Notwithstanding the foregoing, a Member shall not be entitled to make a financial hardship withdrawal of any Investment Gain or Loss credited to the Member's Required Salary Deferral Contribution Account or Additional Salary Deferral Contribution Account after December 31, 1988. The

Member's election to withdraw funds pursuant to this Section shall suspend the Member's right to make Employee Contributions and to have Salary Deferral Contributions made to the Plan on his behalf for a period of twelve months beginning on the date that the Member receives a hardship distribution pursuant to this Section. No withdrawal may be made under this Section unless the Member is prohibited, under the terms of the plan or an otherwise legally enforceable agreement, from making elective contributions and employee contributions to any other plan maintained by any Affiliated Employer for at least 12 months after receipt of the distribution under this Section. For purposes of the immediately preceding sentence, the phrase "any other plan" means all qualified and nonqualified plans of deferred compensation, including a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Section 125 of the Code. Such phrase, however, does not include the mandatory employee contribution portion of a defined benefit plan, nor does it include a health or welfare benefit plan (including one that is part of a cafeteria plan within the meaning of Section 125). Moreover, the Member shall not be entitled to have Salary Deferral Contributions made to the Plan on his behalf for the Member's taxable year immediately following the taxable year of the distribution in excess of the applicable limit of Code Section 402(g) for such next taxable year less the amount of the Member's Salary Deferral Contributions for the taxable year of the hardship distribution.

                                   ARTICLE 10
                            DISTRIBUTION OF BENEFITS


         10.1 QUALIFIED JOINT AND SURVIVOR ANNUITY AND QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. The following provisions of this Section shall apply with respect to any Member (and only those Members) (i) whose Account is derived in part from (a) a direct or indirect transfer from any defined contribution plan described in Sections 401(a) and 414(i) of the Code which is subject to the funding standards of Section 412 of the Code or any defined benefit plan described in Sections 401(a) and 414(j) of the Code, or (b) a direct or indirect transfer from any other defined contribution plan described in Sections 401(a) and 414(i) of the Code to which clause (a) applied to such Member as a participant in such plan, or (ii) who elects a payment of Plan benefits in the form of a life annuity.

                 (a) STANDARD FORM OF LIFETIME BENEFITS. Except as otherwise provided in Section 10.6, each Member (i) who does not die before the Annuity Starting Date and (ii) who is married on the Annuity Starting Date shall be paid in the form of a Qualified Joint and Survivor Annuity, unless he elects otherwise with the consent of his spouse. Except as otherwise provided in Section 10.6, each Member who would be described in the immediately preceding sentence except that he is not married on the Annuity Starting Date shall be paid in the form of a Life Only Annuity unless he elects otherwise. If the Member and the spouse to whom he is married on the Annuity Starting Date do not remain married for at least a one-year period that includes the Annuity Starting Date, the Member shall be treated as not having been married on the Annuity Starting Date. In such event, no survivor benefit shall be payable to the spouse. After notice of termination of the marriage has been received by the Committee, payments to the Member shall be in the form of a Life Only Annuity in the amount that would have been payable had such form commenced on the Annuity Starting Date, and no retroactive correction of the amount previously paid to the Member shall be made.

                 (b)  FORM OF DEATH BENEFITS.  Except as otherwise provided in
         Section 10.6, a surviving spouse who is entitled to receive a death benefit under Section 9.1 shall receive such benefit in the form of a Qualified Preretirement Survivor Annuity. Except as otherwise provided in Section 10.6, a Beneficiary who is entitled to receive a death benefit under Section 10.2 shall receive such benefit in accordance with the terms of the form of benefit in effect on the date of the Member's death.

                 (c) WAIVER OF STANDARD FORMS. A valid election to waive the Qualified Joint and Survivor Annuity, the Life Only Annuity, or the Qualified Preretirement Survivor Annuity may be made only in accordance with the following provisions:

                          (i) GENERAL REQUIREMENTS. Any such election shall be made in writing by the Member and consented to by the Member's spouse (if any). Any consent executed by the spouse shall be witnessed by a notary public (or equivalent official in a country other than the United States). The consent to a waiver is valid only with respect to the spouse who signs it; and if the Member remarries after executing the waiver, the Member's new spouse must execute a new consent. An unmarried Member shall be deemed to have waived the Qualified Preretirement Survivor Annuity; however, this deemed waiver shall be null and void if the Member later marries.

                          (ii) TERMS OF WAIVER AND SPECIFIC CONSENT. Except as otherwise provided in this Section, both the Member's waiver and the spouse's consent (i) shall state the specific nonspouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) who will receive any optional benefit, and (ii) in the case of a waiver of the Qualified Joint and Survivor Annuity or the Life Only Annuity, shall specify the particular optional form of benefit.

                          (iii) TERMS OF GENERAL CONSENT. In lieu of a specific consent in the form described in the immediately preceding paragraph, the spouse may execute a general consent permitting the Member to waive the standard form of payment and change the designated Beneficiary or the optional form of benefit payment without any further consent by such spouse. Any such general consent shall acknowledge that the spouse has the right to limit consent to a specific Beneficiary and a specific optional form of benefit, if applicable, and that the spouse voluntarily elects to relinquish both of such rights. A general consent may be limited to certain Beneficiaries or forms of benefit payment.

                          (iv) EXCEPTIONS TO CONSENT REQUIREMENT. If the Member establishes to the satisfaction of the Committee that the spouse's written consent cannot be obtained because there is no spouse or the spouse cannot be located, a waiver signed only by the Member shall be considered a valid election. If the Member's spouse is legally incompetent to give consent, the legal guardian of the spouse may give consent. If the Member is legally separated or the Member has been abandoned (within the meaning of local law) and the Member has a court order to such effect, spousal consent shall not be required unless a Qualified Domestic Relations Order provides otherwise. Spousal consent shall not be required for a distribution required by Section 401(a)(9) or Section 415 of the Code.

                          (v) ELECTION PERIOD FOR LIFETIME BENEFITS. An election to waive the Qualified Joint and Survivor Annuity or the Life Only Annuity shall be valid only if it is made within the 90-day period that ends on the Annuity Starting Date. In the case of an Annuity Starting Date that occurs on or after the Member's Normal Retirement Date, an election to waive the Qualified Joint and Survivor Annuity or the Life Only Annuity shall apply to any benefits that accrue after the Annuity Starting Date. In the case of an Annuity Starting Date that occurs prior to the Member's Normal Retirement Date, an election to waive the Qualified Joint and Survivor Annuity or the Life Only Annuity shall not apply with respect to any benefits accrued after such Annuity Starting Date. An election to waive the Qualified Joint and Survivor Annuity or the Life Only Annuity with respect to such subsequently accrued benefits shall be valid only if it is made within the 90-day period that ends on the Annuity Starting Date applicable to such benefits.

                          (vi) PRE-AGE 35 ELECTION PERIOD FOR QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. A Member who will not have attained age 35 as of the end of the current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Member will attain age 35. Such election shall not be valid unless the Member receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the information provided under
                 Section 10.1(d). Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Member attains age 35. Any new waiver on or after such day shall be subject to the full requirements of this Section.

                          (vii) POST-AGE 35 OR POST-SEPARATION ELECTION PERIOD FOR QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Except as otherwise provided in Section 10.1(c)(vi) and this

                 Subsection, an election to waive the Qualified Preretirement Survivor Annuity shall be valid only if it is made on or after the first day of the Plan Year in which the Member attains age 35 and before the Member's death. If a Member's Separation occurs prior to the first day of the Plan Year in which he attains age 35, with respect to the balance of the Member's accounts as of the date of Separation, the election period shall begin on the date of Separation.

                          (viii) REVOCABILITY. The spouse's consent to the waiver of the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity shall be irrevocable. The Member may revoke a prior waiver without his spouse's consent at any time before benefit payments begin.

                 (d) INFORMATION PROVIDED TO MEMBERS. Information regarding the form of benefits available under the Plan shall be provided to Members in accordance with the following provisions:

                          (i) GENERAL INFORMATION. Except as otherwise provided in Section 10.1(e), each Member shall be provided with a written general explanation or description of (i) the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity (in the case of a married Member) or the Life Only Annuity (in the case of an unmarried Member), (ii) the circumstances in which benefits shall be provided in such forms unless the Member has elected otherwise (with the consent of his spouse, if applicable), (iii) the rights of a Member's spouse, (iv) the availability of such elections, (v) the relative financial effect on the Member's benefit of any such election, (vi) the eligibility conditions and other material features of the optional forms of benefit available under the Plan, (vii) the relative values of the optional forms of benefit available under the Plan, (viii) the Member's right, if any, to defer receipt of the distribution,
                 (ix) the availability of the specific information described in
                 Section 10.1(d)(ii), and (x) the procedures for obtaining the specific information described in Section 10.1(d)(ii).

                          (ii) SPECIFIC INFORMATION. A Member shall be furnished, upon receipt by the Committee of a timely written request, with a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity (in the case of a married Member) or the Life Only Annuity (in the case of an unmarried Member) and the financial effect upon the particular Member's annuity of making any election under Section 10.1(c). Such financial effect shall be given in terms of dollars per annuity payment. A Member shall be entitled to make only one such request with respect to either the Qualified Joint and Survivor Annuity or the Life Only Annuity, and one such request with respect to the Qualified Preretirement Survivor Annuity. The response to the Member's request shall be personally delivered or mailed (first class mail, postage prepaid) to the Member within 30 days from the date of the Member's written request.

                          (iii) TIME FOR GIVING NOTICE REGARDING QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. The written general explanation or description regarding the Qualified Preretirement Survivor Annuity shall be provided to the Member during whichever of the following periods ends last:

                                  (A)  the period beginning with the first day
                          of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35;

                                  (B)  the two-year period beginning one year
                          prior to the date on which the Member commences participation in the Plan;

                                  (C)  the two-year period beginning one year
                          prior to the date on which the Member and his spouse become legally married; and

                                  (D)  in the case of a Member who incurs a
                          Separation before attaining age 35, the two- year period beginning one year before such Separation.

                          (iv) TIME FOR GIVING NOTICE REGARDING LIFETIME BENEFITS. The written general explanation or description regarding the Qualified Joint and Survivor Annuity (in the case of a married Member), the Life Only Annuity (in the case of an unmarried Member), and any optional forms of benefit available under the Plan shall be provided to Members no less than 30 days and no more than 90 days before the Annuity Starting Date.

                 (e) EXCEPTION FOR MEMBERS WITH SMALL BENEFIT AMOUNTS. Notwithstanding the preceding provisions of this Section, no information regarding any form of benefit payable in whole or in part during the life of the Member shall be provided to the Member if his benefit is payable in a single sum under Section 10.6.

         10.2 DISTRIBUTION METHODS AVAILABLE. Subject to Section 10.1, distributions shall be paid in cash under any one or a combination of the distribution methods listed below. If the Member so requests, distributions shall be paid in kind in the case of (i) any stock of the Sponsor held in the Trust Fund that is attributable to the Member's Employer Matching Contribution Account and (ii) any asset held in the Trust Fund as a specific Member-directed investment pursuant to Section 11.3; provided, however, that no in kind distribution shall be made if the Committee determines that such a distribution would violate any law, regulation, or administrative rule of any governmental authority. The present value of the total distribution under any method shall be no less than the Member's vested Account balance. The distribution methods available under the Plan are as follows:

                 (a)  A single sum payment.

                 (b) Any optional form of benefit available at the sole discretion of the Member under the Plan as in effect on the later of the date of adoption or the effective date of any amendment thereto that is adopted after July 30, 1984, but only with respect to benefits accrued prior to such date of adoption or effective date.

                 (c) Any optional form of benefit available under the Plan as operated on or after the effective date of Regulation Section 1.411(d)(4) with respect to the Plan, but only with respect to benefits accrued prior to the later of the date of adoption or the effective date of any amendment thereto that eliminates such benefit.

         10.3 PRE-1984 DISTRIBUTION ELECTIONS. Notwithstanding any provision of the Plan other than Section 10.1, distribution on behalf of any Member, including a 5-percent owner in a Top-Heavy Plan, may be made in accordance with a designation that satisfies the following requirements (regardless of when such distribution commences):

                 (a) The distribution from the Trust Fund is one which would not have disqualified the Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982 or the Tax Reform Act of 1984.

                 (b) The distribution is in accordance with a method of distribution designated by the Member whose interest in the Plan is being distributed or, if the Member is deceased, by a Beneficiary of such Member.

                 (c) Such designation was in writing, was signed by the Member or the Beneficiary, and was made before January 1, 1984.

                 (d) The Member had accrued a benefit under the Plan as of December 31, 1983.

                 (e) The method of distribution designated by the Member or the Beneficiary specifies the time at which distribution shall commence, the period over which distributions shall be made, and in the case of any distribution upon the Member's death, the Beneficiaries of the Member listed in order of priority.

A distribution upon death shall not be covered by this Section unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Member. For any distribution that commences before January 1, 1984, but continues after December 31, 1983, the Member or the Beneficiary to whom such distribution is being made shall be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements of applicable law. If a designation is revoked any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

         10.4 DEATH OF JOINT ANNUITANT. If a Member's joint annuitant dies before a Member's Annuity Starting Date, any otherwise applicable joint and survivor form of pension shall become inapplicable, and the Member shall instead receive the benefit payable under Section 10.1, if applicable, or if not, such other benefit as he may elect in accordance with the terms hereof. If the Member's joint annuitant dies on or after the date any joint and survivor annuity is to begin, that annuity shall continue under its terms and the amount of the Member's pension shall not be increased.

         10.5 CHOICE OF DISTRIBUTION METHODS. Each Member (or Beneficiary, in the case of a death benefit for which the method of distribution has not been specified by the Member) shall have the right to elect the method of distribution applicable to him. An election of an option available under this Article shall be made within the 90-day period that ends on the Annuity Starting Date, and may be rescinded or changed by a Member (with the consent of his spouse, if required) at any time prior to 30 days before his Annuity Starting Date. An election, change, or rescission of an option must be made by executing and properly filing the form or forms approved by the Committee. Proof of age and other information may be required by the Committee.

         10.6 SINGLE SUM PAYMENT OF SMALL AMOUNTS. Notwithstanding any other provision of the Plan, each Member (i) who does not die before the Annuity Starting Date and (ii) whose vested Account balance is $5,000 ($3,500 for Plan Years beginning before August 6, 1997) or less shall be paid in the form of a single sum payment. A surviving spouse or other Beneficiary of a Member whose Account balance is $5,000 ($3,500 for Plan Years beginning before August 6,
1997) or less shall be paid in the form of a single sum payment.

         10.7 TIME OF DISTRIBUTION. Subject to any contrary provisions in this Article, distributions provided for in the Plan shall be made or commenced as soon as practical, and in any event, within one year after the Member's Separation; provided, however, that no distribution shall be made or commenced until at least 30 days after the Plan has provided the notice required under
Section 10.1(d)(iv), unless the Member affirmatively requests that distribution be made or commenced earlier and spousal consent is not required.

         10.8 MEMBER CONSENT TO EARLY DISTRIBUTIONS. Notwithstanding any provision of the Plan except the last sentence of this Section, no lifetime benefit shall be distributed or commence to be distributed to a Member prior to the later of his attainment of Normal Retirement Age or age 62 without his consent, unless the benefit is payable in a single sum under Section 10.6. Any such consent shall be valid only if given not more than 90 days prior to the Member's Annuity Starting Date and after his receipt of the notice regarding lifetime benefits described in Section 10.1(d). The Member's consent shall not be required for a distribution required by Section 401(a)(9) or Section 415 of the Code.

         10.9 COMPLIANCE WITH STATUTORY REQUIREMENTS. Notwithstanding any other provision of the Plan, all benefits payable under the Plan shall be distributed, or commence to be distributed, in compliance with the following provisions:

                 (a)  LIFETIME BENEFITS.  The entire interest of each Member
         (i) shall be distributed to such Member not later than the Required Beginning Date; or (ii) shall be distributed, commencing not later than the Required Beginning Date, in accordance with Regulations, over the life of such Member or over the lives of such Member and a designated Beneficiary (or over a period not extending beyond the life expectancy of such Member or the life expectancy of such Member and a designated Beneficiary).

                 (b) DEATH BENEFITS AFTER COMMENCEMENT OF DISTRIBUTION. If the distribution of the Member's interest has begun in accordance with clause (ii) of the only sentence in Section 10.9(a) and the Member dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used under such clause as of the date of his death.

                 (c) DEATH BENEFITS PRIOR TO COMMENCEMENT OF DISTRIBUTION. If a Member dies before the distribution of the Member's interest has begun in accordance with clause (ii) of the only sentence in Section 10.9(a), the entire interest of the Member shall be distributed within five years after his death. If (i) any portion of the Member's interest is payable to (or for the benefit of) a designated Beneficiary, (ii) such portion shall be distributed (in accordance with Regulations) over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), and (iii) such distributions begin not later than one year after the date of the Member's death or such later date as Regulations may prescribe, for purposes of the immediately preceding sentence, the portion referred to in clause (i) of this sentence shall be treated as distributed on the date on which such distributions begin. If the designated Beneficiary referred to in clause (i) of the immediately preceding sentence is the surviving spouse of the Member,
         (i) the date on which the distributions are required to begin under clause (iii) of the immediately preceding sentence shall not be earlier than the date on which the Member would have attained age 70 1/2, and (ii) if the surviving spouse dies before the distributions to such spouse begin, this sentence shall be applied as if the surviving spouse were the Member.

                 (d) LIMITATIONS ON DEATH BENEFITS. Benefits payable under the Plan shall not be provided in any form that would cause a Member's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of Section 401(a)(9) of the Code.

                 (e)  COMPUTATION OF AMOUNT OF DISTRIBUTION.

                          (i)  If a Member's Benefit is to be distributed over
                 (i) a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and the Member's Beneficiary or (ii) a period not extending beyond the life expectancy of the Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Member's benefit by the Applicable Life Expectancy.

                          (ii) For calendar years beginning before January 1, 1989, if the Member's spouse is not the Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Member.

                          (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Member's benefit by the lesser of (i) the Applicable Life Expectancy or (ii) if the Member's spouse is not the Beneficiary, the applicable divisor determined from the table set forth in proposed Regulation Section 1.401(a)(9)-2, Q&A-4. Distributions after the death of the Member shall be distributed using the Applicable Life Expectancy in Section 10.9(e)(i) as the relevant division without regard to proposed Regulations Section 1.401(a)(9)-2.

                          (iv) The minimum distribution required for the Member's first Distribution Calendar Year must be made on or before the Member's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                          (v) The Member's benefit subject to this Section shall be the balance of the Member's Accounts as of the last Valuation Date in the Valuation Calendar Year increased by the amount of any contributions or forfeitures allocated to the Member's Accounts as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. For purposes of the immediately preceding sentence, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                 (f) COMPLIANCE WITH SECTION 401(a)(9). All distributions under the Plan shall be made in accordance with the requirements of
         Section 401(a)(9) of the Code and all Regulations promulgated thereunder. The provisions of the Plan reflecting Section 401(a)(9) of the Code override any distribution options in the Plan inconsistent with such Section, other than those complying with Sections 401(a)(11) and 417 of the Code.

                 (g) COMPLIANCE WITH SECTION 401(a)(14). Unless the Member otherwise elects, the payment of benefits under the Plan to the Member shall begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (i) the date on which the Member attains the earlier of age 65 or the Normal Retirement Age, (ii) the 10th anniversary of the year in which the Member commenced participation in the Plan, or (iii) the Member's Separation.

         10.10 DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION. Effective for distributions after December 31, 1992, if the distributee of any Eligible Rollover Distribution (i) elects to have such distribution paid directly to an Eligible Retirement Plan, and (ii) specifies the Eligible Retirement Plan to which such distribution is to be paid (in such form and at such time as the Committee may prescribe), such distribution shall be made in the form of a direct trustee-to-trustee transfer to the Eligible Retirement Plan so specified. The immediately preceding sentence shall apply only to the extent that the Eligible Rollover Distribution would be includable in gross income if not transferred as provided in such sentence (determined without regard to Sections 402(c) and 403(a)(4) of the Code).

         10.11 QUALIFIED DOMESTIC RELATIONS ORDERS. Payment shall be made in accordance with the provisions of any Qualified Domestic Relations Order.

         10.12 DISTRIBUTIONS TO DISABLED. If the Committee determines that any person to whom a payment is due is unable to care for his affairs because of physical or mental disability, it shall have the authority to cause the payments to be made to the spouse, brother, sister, or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person unless a prior claim is made by a qualified guardian or other legal representative. The Committee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan. Any amount payable to a minor under any provision of this Plan including the foregoing provisions of this Section may be paid directly to the minor. The receipt by the minor shall be a complete discharge of all liability under the Plan.

         10.13 DESIGNATION OF BENEFICIARY. Each Member has the right to designate and to revoke the designation of his Beneficiary. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Member, and filed with the Committee. If no designation is on file at the time of a Member's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Member's spouse, if living, or if not, the executor, administrator, or other personal representative of the Member's estate.

         If a Member is considered to be married under local law, the Member's designation of any Beneficiary, other than the Member's spouse, shall not be valid unless the spouse consents to such designation in a manner that would satisfy the requirements of Section 10.1, other than Sections 10.1(c)(v) through 10.1(c)(vii).

         10.14 NO DUPLICATION OF BENEFITS. There shall be no duplication of benefits under this Plan. Without regard to any other language in this Plan, all distributions are to be debited to a Member's Account as of the date of the distribution.

         10.15 MISSING DISTRIBUTEES. The Committee shall make reasonable efforts to locate any person entitled to a distribution. Such efforts shall include utilization of the services of the Social Security Administration and the Internal Revenue Service to attempt to ascertain the current mailing address of any such person or for the purpose of forwarding correspondence from the Plan to any such person. If the efforts to locate a person entitled to a distribution are unsuccessful, the Committee may instruct the Trustee to distribute such benefits into an interest-bearing federally-insured bank account opened in such person's name or to purchase an annuity for such person. Such person shall have an unconditional right to withdraw funds from any such bank account. All ordinary and reasonable expenses incurred in connection with attempting to locate a person entitled to benefits under the Plan and in establishing an account or purchasing an annuity for a person who cannot be located shall be deducted from the benefit payable to such person.

         If a person entitled to a distribution cannot be located within one year of the date any benefits payable under the Plan should be paid or commence to be paid, the Member's Account may be forfeited as of the first day of any Plan Year beginning after such one-year period and allocated as any other forfeiture. Notwithstanding the preceding sentence, if at any time prior to termination of the Plan and complete distribution of the Trust Fund, the Member or Beneficiary files a valid claim for the forfeited benefits payable under the Plan, then (a) as soon as administratively practicable, the forfeited benefits payable to such former Member or Beneficiary shall be reinstated effective as of the date or receipt of the claim and (b) as soon as administratively practicable following the reinstatement of such forfeited benefits and compliance with any applicable notice and consent requirements, the value of the reinstated benefits shall be paid pursuant to the provisions of this Article to the Member or Beneficiary thereof. Should the Plan be joined as a party to any escheat proceedings, the Plan shall comply with any final judgment involving such a benefit, shall treat the judgment as if it were a claim filed by the Member or Beneficiary, and shall pay in accordance with that judgment.

         In the event of the termination of the Plan, amounts payable to persons who cannot be located that have not previously been forfeited and reallocated shall be used to established a bank account or individual retirement account, or to purchase an annuity, for such person.

         10.16 CLAIMS PROCEDURE. When a benefit is or is about to be due, the Member or Beneficiary must submit a claim to the Committee. Under normal circumstances, a final decision shall be made as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, and the claims review procedure. If no action is taken during the claims period, the claim is treated as if it were denied on the last day of the claims period.

         10.17 CLAIMS APPEAL PROCEDURE. If a Member's or Beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application can include any comment or argument the claimant wants to make. The claimant can either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it can extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action and the Plan provisions on which its decision is based. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

                                   ARTICLE 11
                                   COMMITTEE


         11.1 APPOINTMENT, TERM, RESIGNATION, AND REMOVAL. The Sponsor shall appoint a Committee of not less than one person, the members of which shall serve until their resignation, death, or removal. The Sponsor shall notify the Trustee in writing of its composition from time to time. Any member of the Committee may resign at any time by giving written notice of such resignation to the Sponsor. Any member of the Committee may be removed by the Sponsor, with or without cause. Vacancies in the Committee arising by resignation, death, removal, or otherwise shall be filled by such persons as may be appointed by the Sponsor.

         11.2 POWERS. The Committee shall have exclusive responsibility for the administration of the Plan, according to the terms and provisions thereof, and shall have all powers necessary to accomplish such purposes, including, but not by way of limitation, the right, power, and authority:

                 (i) To make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions thereof, provided such rules and regulations are evidenced in writing;

                 (ii) To construe all terms, provisions, conditions, and limitations of the Plan; and its construction thereof made in good faith and without discrimination in favor of or against any Member shall be final and conclusive on all persons;

                 (iii) To correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan in such manner and to such extent as it shall deem expedient to carry out the intent of the Sponsor in establishing and maintaining the Plan, and its judgment in such matters shall be final and conclusive as to all persons;

                 (iv) To select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan, and any agent, firm, or employee so selected by the Committee may be a disqualified person, but only if the requirements of Section 4975(d) of the Code have been met;

                 (v) To resolve all questions relating to the eligibility of Employees to become Members, and to determine the number of Years of Service and the amount of Considered Compensation upon which the benefits of each Member shall be calculated;

                 (vi) To resolve all controversies relating to the administration of the Plan, including but not limited to (a) differences of opinion arising between the Employer and a Member, and
         (b) any questions it deems advisable to determine in order to promote the uniform and nondiscriminatory administration of the Plan;

                 (vii) To direct and instruct the Trustee in all matters relating to the payment of Plan benefits and to determine a Member's entitlement to a benefit should he appeal a denial of his claim for a benefit or any portion thereof; and

                 (viii) To delegate such of its clerical and recordation duties under the Plan as it may deem necessary or advisable for the proper and efficient administration of the Plan.

Notwithstanding the foregoing provisions of this Section, the Committee shall have no authority that would prevent the Trustee from being an "agent independent of the issuer," as that term is defined in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, at any time that the Trustee's failure to maintain such status would result in the Sponsor or any other person engaging in a "manipulative or deceptive device or contrivance" under the provisions of Rule 10b-6 of such Act;

         11.3 MEMBER-DIRECTED INVESTMENTS. The Committee may authorize the Trustee to establish separate investment Funds and permit each Member to specify the portion of his Accounts to be invested in each such Fund. Alternatively, or in addition, the Committee may authorize the Trustee to follow any investment direction given by a Member with respect to his Accounts, subject only to such limitations as may be specified by the Committee. Once the Committee has selected or changed the mode of investments for a Fund, or for other Member-directed investments, it shall establish rules pertaining to the administration thereof, including but not limited to selection of forms, rules for making selections effective, establishing the frequency of permitted changes, the minimum percentage in any Fund, and all other necessary or appropriate regulations.

         11.4 ORGANIZATION. The Committee shall select from among its members a chairman, who shall preside at all of its meetings, and shall select a secretary, without regard as to whether that person is a member of that Committee, who shall keep the minutes of its proceedings and all records, documents, and data pertaining to its supervision of the administration of the Plan.

         11.5 QUORUM AND MAJORITY ACTION. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

         11.6 SIGNATURES. The chairman, the secretary and any one or more of the members of the Committee to which the Committee has delegated the power, shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after being notified of any such delegation of power in writing, shall thereafter accept and may rely upon any document executed by such member or members as representing the action of the Committee until the Committee files with the Trustee a written revocation of that delegation of power.

         11.7 DISQUALIFICATION OF COMMITTEE MEMBERS. A member of the Committee who is also a Member of the Plan shall not vote or act upon any matter relating solely to himself, unless he is the sole member of the Committee.

         11.8 DISCLOSURE TO MEMBERS. The Committee shall make available to each Member and Beneficiary for his examination such records, documents, and other data as are required under ERISA, but only at reasonable times during business hours. No Member or Beneficiary shall have the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary, and the Committee shall be required to make no data or records available other than those required by ERISA.

         11.9 STANDARD OF PERFORMANCE. The Committee and each of its members shall use the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting his business as the administrator of the Plan; shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and shall otherwise act in accordance with the provisions of the Plan and ERISA.

         11.10 LIABILITY OF COMMITTEE AND LIABILITY INSURANCE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager, or any Member who directs the investment of his Account or other agent appointed by the Committee except to the extent required by the terms of ERISA or any other applicable state or federal law under which liability cannot be waived. No member of the Committee shall be liable for any act or omission on his own part except to the extent required by the terms of ERISA or any other applicable state or federal law under which liability cannot be waived. In this connection, each provision hereof is severable and if any provision is found to be void as against public policy, it shall not affect the validity of any other provision hereof.

         Further, it is specifically provided that the Trustee may, at the direction of the Committee, purchase out of the Trust Funds hereof insurance for the members of the Committee and any other fiduciaries appointed by the Committee, and for the Trust Fund itself to cover liability or losses occurring by reason of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed by them under this Plan, provided such insurance permits recourse by the insurer against the members of the Committee or the other fiduciaries concerned in the case of a breach of a fiduciary obligation by one or more members of the Committee or other fiduciary covered thereby.

         11.11 INDEMNIFICATION OF COMMITTEE MEMBERS. The Sponsor shall indemnify each member of the Committee and his heirs, successors, and assigns against all expenses (including, without limitation, taxes of every kind and character, the costs of investigating and responding to claims, the amount of judgments, the amount of settlements made with a view to the curtailment of costs of litigation, attorney's fees, interest, penalties, and all costs, expenses, losses, and damages of every kind) incurred by such member, his heirs, successors, or assigns in connection with or arising out of his having served as a member of the Committee.

         11.12 BONDING. No member of the Committee shall be required to give bond for the performance of his duties hereunder unless required by a law which cannot be waived.

         11.13 COMPENSATION. The Committee shall serve without compensation for their services, but shall be reimbursed by the Employers for all expenses properly and actually incurred in the performance of their duties under the Plan unless the Employers elect to have such expenses paid out of the Trust Fund.

         11.14 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm, or other entity may serve in more than one fiduciary capacity with respect to the Plan, including the ability to serve both as a trustee and as a member of the Committee.

         11.15 ADMINISTRATOR. For all purposes of ERISA, the Administrator of the Plan shall be the Sponsor. The Administrator of the Plan shall have final responsibility for compliance with all reporting and disclosure requirements imposed with respect to the Plan under any federal or state law, or any regulations promulgated thereunder.

         11.16 NAMED FIDUCIARY. The members of the Committee shall be the "named fiduciary" for purposes of Section 402(a)(1) of ERISA, and as such shall have the authority to control and manage the operation and administration of the Plan, except to the extent such authority and control is allocated or delegated to other persons pursuant to the terms of the Plan.

         11.17 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any such benefits, the authority to decide any appeal, the authority to review and correct the actions of any prior administrative committee, and all of the rights, powers, and authorities specified in Sections 10.16, 10.17, and
11.2. Notwithstanding any provision of law or any explicit or implicit provision of the Plan, any action taken, or ruling or decision made, by the Committee in the exercise of any of its powers and authorities under the Plan shall be final and conclusive as to all persons other than the Sponsor, including without limitation all Members and Beneficiaries, regardless of whether the Committee or one or more members thereof may have an actual or potential conflict of interest with respect to the subject matter of such action, ruling, or decision. No such final action, ruling, or decision of the Committee shall be subject to de novo review in any judicial proceeding; and no such final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

                                   ARTICLE 12
                      ADOPTION OF PLAN BY OTHER EMPLOYERS


         12.1 ADOPTION PROCEDURE. Any business organization may, with the approval of the Sponsor, adopt this Plan by:

                 (i) executing an authorized adoption instrument agreeing to be bound as an Employer by all the terms, conditions, and limitations of this Plan except those, if any, specifically described in the adoption instrument; and

                 (ii) providing all information required by the Committee and the Trustee.

         An adoption may be retroactive to the beginning of a Plan Year if these conditions are complied with on or before the last day of that Plan Year.

         12.2 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of this Plan. However, neither the adoption of this Plan by an Employer nor any act performed by it in relation to this Plan shall ever create a joint venture or partnership relation between it and any other Employer.

         12.3 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. Except to the extent, if any, required in connection with the maintenance of separate Funds, the Accounts of Members employed by the Employers which adopt this Plan shall be commingled for investment purposes. All assets in the Trust Fund shall be available to pay benefits to all Members employed by any Employer.

         12.4 QUALIFICATION A CONDITION PRECEDENT TO PARTICIPATION. Participation in this Plan by a business organization is contingent upon and subject to the express condition precedent that such participation does not cause the Plan to fail to qualify under Section 401(a) of the Code. In the event that participation in the Plan by an Employer causes the Plan to be disqualified for any reason, such participation shall fail retroactively for failure to meet the condition precedent, and that portion of the Trust Fund attributable to the period of disqualifying participation by such Employer shall be immediately spun off, retroactively as of the first date of such disqualifying participation, to a separate trust fund for the sole benefit of the Employees employed by that Employer during the period of disqualifying participation, and a separate plan identical to the Plan shall be created, retroactively effective as of the first date of such disqualifying participation, for the benefit of such Employees.

                                   ARTICLE 13
                           AMENDMENT AND TERMINATION


         13.1 SPONSOR'S RIGHT TO AMEND. Subject to the limitations prescribed by Section 13.2, the Sponsor may at any time and from time to time modify or amend the Plan in whole or in part. Any amendment shall be made by an instrument in writing, executed by the appropriate officer of the Sponsor, setting forth the nature of the amendment and its effective date.

         13.2 LIMITATIONS ON RIGHT TO AMEND. No amendment shall vest in any Employer, directly or indirectly, any right, title or interest in or to control over any Trust Fund or any portion thereof. No part of the Trust Fund shall by reason of any amendment be used for or diverted to purposes other than the exclusive benefit of Members and their Beneficiaries. If the Plan is amended in any manner, the nonforfeitable percentage of the accrued benefit derived from Employer Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of each Member shall not be less than such nonforfeitable percentage computed under the Plan without regard to such amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any way that directly or indirectly affects the computation of the Member's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Member with at least three Years of Vesting Service may elect to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. The period during which the election may be made shall begin on the date on which the amendment is adopted or deemed to be made and shall end on the day which is 60 days after the latest of (i) the day the amendment is adopted or deemed to be made; (ii) the day the amendment becomes effective; or (iii) the day the Member is issued written notice of the amendment by the Employer. No amendment shall decrease the Account balance of a Member or eliminate an optional form of benefit with respect to benefits attributable to service before the amendment in violation of Section 411(d)(6) of the Code. No amendment shall increase substantially the duties or responsibilities of the Trustee without its written consent. If any Employer is subject to the Securities Act of 1934, the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder, in any manner that would affect the method of determining the amount, price, and timing of securities of such Employer allocated to the Accounts of officers and directors or categories of officers and directors of such Employer.

         13.3 RETROACTIVE AMENDMENTS TO MEET LABOR OR TAX REQUIREMENTS. It is the intention of the Sponsor that Employer Contributions to the Plan be deductible under the applicable provisions of the Code; that the Plan meet all requirements of ERISA; that (except as otherwise prescribed by applicable law) such contributions not be subject to the Federal Social Security Act; that to the extent permitted under applicable law such contributions not be subject to withholding under the Internal Revenue Code of 1986 or the Federal Social Security Act; and that such contributions not be subject to the Fair Labor Standards Act of 1938, as amended, as part of its Employees' "regular rate." The Sponsor shall make such amendments to the Plan as may be necessary to carry out this intention. All such amendments may be made retroactively as limited by the applicable federal law.

         13.4 EMPLOYER'S RIGHT TO TERMINATE. The Employer may terminate the Plan by appropriate action evidenced in writing and delivered to the Sponsor. The Plan shall terminate as to an Employer upon the happening of any of the following events:

                 (i) Delivery to the Sponsor of a notice of termination executed by the Employer, based on the action described in the preceding sentence and specifying the date as of which the Plan shall terminate;

                 (ii) Adjudication of the Employer as a bankrupt, general assignment by the Employer, based on the action described in the preceding sentence, to or for the benefit of creditors, or cessation of business of the Employer; and

                 (iii) Termination of the business of the Employer or the transfer by the Employer of all or substantially all of its assets and business without provision for continuing the Plan, except that, in any such event, the Plan may be continued by any successor to the Employer or any transferee of all or substantially all of its assets and business, and in the event election is made to continue the Plan, such successor or transferee shall automatically become substituted for the Employer hereunder upon receipt by the Sponsor of written notice of such election and delivery of the Sponsor's written consent to the successor or transferee.

         Should any Employer terminate participation in the Plan without provision for continuation of the portion thereof attributable thereto, subject to application of Section 13.5, any forfeitures arising incident to the distributions described above shall be applied in accordance with Section 6.10 and any unapplied portion (comprised of Excess Amounts arising from or attributable to contributions of the terminating Employer) of any suspense account described in Article 7 shall be applied pro-rata in accordance with the provisions of Article 7 to reduce future contributions of the remaining Employers.

         13.5 VESTING UPON TERMINATION, PARTIAL TERMINATION, AND DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. Notwithstanding any other provision of the Plan, upon the termination or partial termination of the Plan, or upon the complete discontinuance of contributions under the Plan, the rights of each affected Employee to the amount credited to his Account at such time shall be nonforfeitable. If substantial contributions are resumed after an event described in the preceding sentence, all amounts allocated to the affected Member's Accounts with respect to the Plan Years for which the contributions are resumed and thereafter continued shall again vest only in accordance with the vesting schedules set forth herein.

         13.6 PLAN MERGERS. Notwithstanding any other provision hereof, the Plan shall not be merged or consolidated with, nor shall any assets or liabilities of the Plan be transferred to, any other plan unless each Member would (if the plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         13.7 TRANSITION RULES FOR AMENDED AND RESTATED PLANS. Except as otherwise provided, in the event that the Employer adopts the Plan as an amendment, restatement, and continuation of an existing plan, the provisions of the Plan shall apply only to Employees whose employment with the Employer terminates after the effective date of the Plan. If an Employee's employment with the Employer terminates prior to the effective date of the Plan, the former Employee shall be entitled to benefits under the terms and provisions of the Employer's plan as that plan existed on the date of the termination of employment.

         Amounts credited to a Member's Accounts under the plan as in effect immediately prior to the effective date of its amendment, restatement and continuation hereunder shall constitute the opening balances of corresponding Accounts which shall be established under the Plan. To the extent individual direction of investment of individual Accounts is no longer permitted under the Plan after the effective date, the Committee may direct that such Accounts shall be liquidated and the proceeds shall establish opening Account balances as of the date specified by the Committee whereupon such Accounts shall become part of the commingled Trust Fund subject to otherwise applicable rules for allocating Investment Gain or Loss to Accounts.

         Employee elections under the plan as in effect immediately prior to the effective date of its amendment, restatement, and continuation hereunder shall continue in effect under the Plan unless the Committee otherwise directs. Similarly, any Beneficiary designation in effect under the plan immediately prior to its amendment, restatement, and continuation hereunder shall be deemed to be a valid designation filed with the Committee, to the extent consistent with the provisions of this Plan, unless and until the Member revokes such Beneficiary designation.

         Withdrawals and loans made under the plan as in effect immediately prior to the effective date of its amendment, restatement, and continuation hereunder shall continue to be governed by the provisions of the Employer's plan as it existed on the date of the withdrawal and/or loan.

         Unless the Committee otherwise directs, trust accounting for periods prior to the effective date of the amendment, restatement, and continuation for income, gain, loss, appreciation, depreciation, and forfeitures shall continue under the rules of the plan as in effect prior to the effective date of such amendment, restatement, and continuation.

         Amounts being paid to a former Member or Beneficiary under the plan as in effect immediately prior to the effective date of its amendment, restatement, and continuation hereunder shall continue to be paid in accordance with such provisions.

         Unless the Sponsor otherwise directs, members of the Committee (or comparable governing authority) and agent for service of legal process under the prior plan shall continue in such capacity under this Plan.

         The Committee shall have the power to take any action (short of amending the Plan) it deems necessary or appropriate to effect and implement the transition between the Plan as evidenced by this and the plan(s) as in effect prior to its amendment, restatement, and continuation hereunder. Any such action shall be taken pursuant to nondiscriminatory rules which shall be uniformly applied in the best interest of the Members.

                                   ARTICLE 14
                                 MISCELLANEOUS


         14.1 NO REVERSIONARY INTEREST. In no event shall the principal or income of the Trust Fund be paid to or revert to the Employer or be used for any purpose other than the exclusive benefit of the Members or Beneficiaries and the reasonable expenses of administering the Plan, except that:

                 (i) If the Employer makes a contribution by mistake of fact, such mistaken contribution shall revert and be repaid to the Employer within one year after the payment of the contribution.

                 (ii) The Employer's Contribution for each Plan Year is conditioned on the Plan's initial qualification under Section 401 of the Code. If the Plan receives an adverse determination with respect to its initial qualification, the Employer's Contribution shall revert and be repaid to the Employer within one year after the date of such determination, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

                 (iii) The Employer's Contribution is conditioned upon the deductibility thereof under Section 404 of the Code. To the extent the deduction is disallowed the contribution shall revert and be repaid to the Employer within one year after the disallowance of the deduction.

         In any case hereinabove described in clause (i) or (iii) of this Section, the amount which may be repaid to the Employer may not exceed the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such excess contribution shall not be repaid, and losses attributable thereto shall reduce the amount which may be returned. If the repayment of the amount attributable to the mistaken contribution would cause the balance of any Member's Accounts to be reduced to less than the balance which would have been in the Accounts had the mistaken amount not been contributed, then the amount which may be repaid to the Employer shall be limited so as to avoid such reduction.

         14.2 PLAN DOES NOT CONSTITUTE AN EMPLOYMENT CONTRACT. The adoption and maintenance of the Plan shall not be deemed to be a contract between any Employer and any Member. Nothing contained herein shall be deemed to give any Member the right to be retained in the employment of the Employer or to interfere with the rights of the Employer to discharge any Member at any time, nor shall it interfere with the Member's right to terminate his employment at any time.

         14.3 BENEFITS PROVIDED SOLELY BY TRUST FUND. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and the Employer assumes no liability or responsibility therefor.

         14.4 SPENDTHRIFT CLAUSE. Except as otherwise specifically provided, no principal or income payable or to become payable from the Trust Fund shall be subject to anticipation or assignment by any Member or by any Beneficiary or be subject to attachment by, or to the interference or control of, any creditor of a Member or Beneficiary, or be taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member or Beneficiary prior to its actual receipt by such Member or Beneficiary. The interests of the Employer in the assets, earnings and profits of the Trust Fund shall not be subject to garnishment, attachment, levy, or execution of any kind for debts or defaults of any person, natural or legal, having an interest in any portion of the Trust Fund. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust Fund, or any part thereof, or any interest therein, by a Member or Beneficiary, prior to distribution as herein provided, shall be absolutely and wholly void, whether such conveyance, transfer, assignment, mortgage, pledge or encumbrance be intended to take place or become effective before or after the expiration of the period herein fixed for the continuance of the said Trust Fund. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, or pledge by a Member or Beneficiary hereunder, of any part of the Trust Fund, or of any interest therein, and the Trustee shall never be required to pay any money or thing of value thereon or therefor to any creditor of a Member or Beneficiary, nor upon any debt created by a Member or Beneficiary for any cause whatsoever. This Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member pursuant to a domestic relations order, unless (i) such order is determined to be a Qualified Domestic Relations Order, or (ii) such order was entered before January 1, 1985, and the Committee determines that sufficient uncontroverted information is available to permit such order to be treated in the same manner as a Qualified Domestic Relations Order.

         14.5 FORM OF ELECTIONS. Except as otherwise specifically provided in the Plan, in order to be effective, any election by a Member or Beneficiary that is required or permitted under the Plan shall be in writing on a form provided or approved by the Committee, signed by the person entitled to make the election, and filed with the Committee. Any permitted revocation of such an election shall be irrevocable except to the extent specifically provided otherwise in the applicable provision of the Plan.

         14.6 GOVERNING LAWS; PARTIES TO LEGAL ACTIONS. The provisions of the Plan shall be construed, administered and enforced according to the laws of the United States and, to the extent not preempted, the state of Texas. The Trustee or the Employer may at any time initiate any legal action or proceeding for the settlement of the accounts of the Trustee or for the determination of any questions, including questions of construction which may arise, or for instruction, and the only necessary parties to such action or proceeding shall be the Trustee and the Employer, except that any other person or persons may be included as parties defendant at the election of the Trustee and the Employer.

         14.7 PLAN DOCUMENT CONTROLLING. In the event that there is a discrepancy between the terms of this document and the terms of any policy or contract issued under the Plan, the provisions of this document shall control.

         14.8 SEVERABILITY OF CLAUSES. Each provision of the Plan Document is severable and if any provision is found to be unenforceable for any reason, it shall not affect the validity of any other provision.

         14.9 CROSS REFERENCES. All Section references are to Sections of this document, unless otherwise specified.

         IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 13th day of April, 1998, to be effective as of June 21, 1988, except as otherwise specified or as otherwise required to comply with applicable provisions of the Code, any statute amending the Code, or any other applicable statute, regulation, or ruling.

                                                CLIFFS DRILLING COMPANY

                                                By    /s/ EDWARD A. GUTHRIE
                                                   ---------------------------
                                                      Vice President-Finance

ATTEST:

  /s/ CINDY B. TAYLOR
----------------------------
        Secretary





THE STATE OF TEXAS        )
                          )
COUNTY OF HARRIS          )


         This instrument was acknowledged before me on April 13, 1998, by Edward A. Guthrie, Vice President-Finance of Cliffs Drilling Company, a Delaware corporation, on behalf of said corporation.



                                                       /s/ SONIA VILLAGOMEZ
                                                   ----------------------------
                                                     Notary Public in and for
                                                        the State of Texas
[SEAL]